UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
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Securities Exchange Act of 1934
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VeriSign, Inc.

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NOTICE OF 2026 ANNUAL MEETING AND PROXY STATEMENT

VeriSign, Inc.
12061 Bluemont Way
Reston, Virginia 20190
April 10, 2026
To Our Stockholders:
You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of VeriSign, Inc. (“we,” “our,” “us,” or the “Company”) to be held at our corporate offices located at 12061 Bluemont Way, Reston, Virginia 20190 on Thursday, May 21, 2026, at 10:00 a.m., Eastern Time.
The matters expected to be acted upon at the Annual Meeting are described in detail on the following pages.
We are relying upon a U.S. Securities and Exchange Commission rule that allows us to provide access to our proxy materials over the internet. As a result, we are mailing (or, if requested, emailing) to our stockholders a Notice Regarding the Availability of Proxy Materials instead of a paper copy of the following Proxy Statement and our 2025 Annual Report. The Notice Regarding the Availability of Proxy Materials contains instructions on how to access those documents over the internet or request a paper copy of those documents. We believe that this process helps conserve natural resources and reduce the costs of printing and distributing our proxy materials.
It is important that you use this opportunity to take part in the affairs of the Company by voting on the business to come before the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote electronically via the internet or by telephone as described in the Notice Regarding the Availability of Proxy Materials and under “Information About the Meeting—Internet and Telephone Voting” within the following Proxy Statement, or alternatively, if you have received paper copies of our proxy materials, please complete, date, sign, and promptly return the accompanying proxy card or voting instruction form by mail using the enclosed envelope so that your shares may be represented at the Annual Meeting. Returning or completing the proxy card does not deprive you of your right to attend the Annual Meeting and vote your shares.
Thank you for your continued support of the Company.

Sincerely,

/s/ D. James Bidzos
D. James Bidzos

Chairman of the Board of Directors, Executive Chairman, President and Chief Executive Officer

Notice of 2026 Annual Meeting of Stockholders

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) will be held for the following purposes:

Date and Time
May 21, 2026 (Thursday) 10:00 a.m. (Eastern Time)
Location
The Annual Meeting will be held at our corporate offices located at 12061 Bluemont Way, Reston, Virginia 20190.
Who Can Vote
Only stockholders of record at the close of business on April 1, 2026, which is the record date, are entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof.

PROPOSALS		BOARD VOTE RECOMMENDATION	FOR FURTHER DETAILS
1	Election of Seven Directors Named in the Proxy Statement	FOR each director nominee	Page 10

2	Advisory Vote to Approve Executive Compensation	FOR	Page 23
3	Approval of the Amendment and Restatement of the VeriSign, Inc. 2006 Equity Incentive Plan	FOR	Page 43

4	Ratification of Selection of KPMG LLP as Independent Registered Public Accounting Firm for 2026	FOR	Page 49

5	Stockholder Proposal Regarding an Independent Chair Policy	AGAINST	Page 51

Stockholders will also transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.
If you hold your shares as of the record date as a stockholder of record or as a beneficial owner, you or your proxyholder may participate, vote, or submit questions during the meeting. A list of stockholders of record entitled to vote shall be available to any stockholder for any purpose relevant to the Annual Meeting during the 10 days prior to the Annual Meeting upon request to the Office of the Corporate Secretary. In addition, the list of stockholders of record will also be available during the Annual Meeting.

Reston, Virginia
April 10, 2026
By Order of the Board of Directors,

/s/ Thomas C. Indelicarto
Thomas C. Indelicarto
Secretary

2026 Proxy Statement	1

Notice of 2026 Annual Meeting of Stockholders
How to Vote
Whether or not you plan to attend the Annual Meeting, please vote electronically via the internet or by telephone as described in the Notice Regarding the Availability of Proxy Materials and under “Information About the Meeting—Internet and Telephone Voting” in the Proxy Statement, or alternatively, if you have received paper copies of proxy materials, complete, date, sign, and promptly return the accompanying proxy card or voting instruction form by mail using the enclosed envelope so that your shares may be represented at the Annual Meeting.

Internet	Telephone	Mail	Attending the Meeting
Visit the website listed on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form	Call the telephone number on your Notice Regarding the Availability of Proxy Materials, your proxy card or voting instruction form	If you received paper copies of the proxy materials, sign, date, and return your proxy card or voting instruction form in the enclosed envelope	Attend and vote at the Annual Meeting

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 21, 2026: The 2026 Proxy Statement, together with the 2025 Annual Report, are available at www.edocumentview.com/vrsn.

A Notice Regarding the Availability of Proxy Materials or the Proxy Statement and related proxy materials were first sent or made available to stockholders on April 10, 2026.

2	VeriSign, Inc.

2026 Proxy Statement	3

2025 Business Highlights

$1.66 billion Revenue 6.4% increase compared to 2024	$1.12 billion Operating Income 5.9% increase compared to 2024	173.5 million .com and .net Domain Name Registrations in Domain Name Base at End of 2025 2.6% increase from December 31, 2024	41.7 million New Domain Name Registrations Processed for .com and .net in 2025 11.5% increase compared to 2024

Verisign’s Mission, Values, and Strategic Framework
Our mission and values are at the center of everything we do. They are the principles under which we perform our primary responsibility: helping to enable the security, stability, and resiliency of key internet infrastructure and services. Every year, we develop our corporate goals to support this strategy, which are organized around three strategic framework principles: Protect Unconditionally, Grow Responsibly, and Manage Continuously.
Verisign’s Mission
Verisign enables the world to connect online with reliability and confidence, anytime, anywhere.
Verisign’s Values

We are stewards of the internet and our Company
Billions of people and a significant portion of the world’s economy rely on the internet infrastructure we help to manage and operate. As stewards of the internet and our Company, we work to ensure every decision and action preserves the trust people place in us and creates value for our stockholders.
We are passionate about technology and continuous improvement
We embrace new technologies, ideas, and the potential they promise. We also challenge past assumptions and do not accept that what works today will work tomorrow. This enables us to continue building, sustaining, and improving on the internet’s infrastructure.

We respect others and exhibit integrity in our actions
The internet has made the world a smaller place, so the way we do business is more important now than ever. That’s why we demonstrate respect and integrity in all of our interactions with our stakeholders — customers, stockholders, business partners, internet users, and each other.
We take responsibility for our actions and hold ourselves to a higher standard
We understand that the role we play in supporting the global internet is a privilege and with that privilege comes great responsibility. We appreciate that our decisions and actions have consequences far beyond our own Company. Therefore, we hold ourselves to a higher standard in all we do.

Verisign’s Strategic Framework

We protect unconditionally.	We grow responsibly.	We manage continuously.
In this Proxy Statement, the terms “we,” “our,” “us,” “Verisign” or the “Company” refer to VeriSign, Inc.

4	VeriSign, Inc.

Voting Roadmap
The accompanying proxy is solicited on behalf of our Board of Directors (the “Board”) of VeriSign, Inc. for use at the 2026 Annual Meeting to be held at our corporate offices located at 12061 Bluemont Way, Reston, Virginia 20190 on Thursday, May 21, 2026 at 10:00 a.m., Eastern Time.
This summary highlights certain information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and we encourage you to read the entire Proxy Statement before voting.

Proposal No. 1
Election of Directors

FOR	The Board recommends a vote FOR each director nominee.	See page 10
Director Nominees
The following provides summary information about each director nominee.

			COMMITTEE MEMBERSHIP
NAME	AGE	DIRECTOR SINCE	AUDIT	COMPENSATION	CORPORATE GOVERNANCE AND NOMINATING	CYBERSECURITY
D. James Bidzos	71	1995				M
Courtney D. Armstrong	55	2021	M	C
Yehuda Ari Buchalter	54	2019			M	C
Kathleen A. Cote, Lead Independent Director	77	2008	C		M
Matthew J. Desch	68	2025			M	M
Jamie S. Gorelick	75	2015		M	C
Debra W. McCann	53	2024	M	M
C – Chairperson     M – Member

2026 Proxy Statement	5

Voting Roadmap
Corporate Governance Highlights

Board Composition	•6 out of 7 of our directors are independent. •3 out of 7 of our directors are women.
Annual Election of Directors	•All directors are elected annually.
Majority Voting Standard	•To be elected in uncontested elections, each nominee for director must receive a majority of the votes cast.
Lead Independent Director	•We have a lead independent director with robust responsibilities.
Board Committees
•We have an Audit Committee, Corporate Governance and Nominating Committee and Compensation Committee, each of which is composed entirely of independent directors.
•We have a Cybersecurity Committee to assist the Board with its oversight of the Company’s programs for cybersecurity, artificial intelligence, and data governance, including the risks of each.

Stockholder Rights	•Stockholders have proxy access rights. •Stockholders owning together at least 10% of outstanding common stock may call a special meeting of stockholders.
Single Voting Class	•Our common stock is the only class of voting shares outstanding.
One Share, One Vote	•Each share of our common stock is entitled to one vote.
Annual Board Leadership Evaluation	•The Board evaluates the Board leadership structure annually.
Annual Self-Evaluations	•The Board conducts an annual self-evaluation to determine whether it and its committees are functioning effectively.
No “Poison Pill”	•We do not have a stockholder rights plan, or “poison pill,” in place.
Annual Auditor Ratification	•Stockholders have the opportunity to ratify the Audit Committee’s selection of our independent registered public accounting firm annually.
Stock Retention Policy	•Directors and executives are subject to a stock retention policy.
Political Contributions
•In response to stockholder feedback, we adopted our Political Contributions Policy, which formally established our general prohibition against direct political contributions by the Company to candidates, political parties, campaign committees, and political action committees.

6	VeriSign, Inc.

Voting Roadmap

Proposal No. 2
Advisory Vote to Approve Executive Compensation

FOR	The Board recommends a vote FOR this proposal.	See page 23
Compensation Framework
The chart below shows the three main elements of our executive compensation program, including the percentage that each element comprised in our CEO’s 2025 pay mix at target and our other NEOs’ 2025 average pay mix at target, our objectives for each element of compensation, the factors we use to determine compensation amounts and performance measures.

ELEMENT		OBJECTIVE	FACTORS	MEASURES
CEO	Other NEOs (Average)
Base Salary (% of Pay Mix at Target)		Provide a guaranteed level of annual income in order to attract and retain our executive talent. Increases are not automatic or guaranteed.	•Job responsibilities and scope •Experience •Individual contributions •Internal pay alignment and peer and industry benchmarking

CEO	Other NEOs (Average)
Annual Incentive Bonus (% of Pay Mix at Target)		Provide a performance-based incentive for achieving individual goals and the Company’s financial and strategic goals.	•Company performance •Individual performance •Internal pay alignment and peer and industry benchmarking	•Revenue •Operating margin

CEO	Other NEOs (Average)
Long-Term Incentive Compensation (% of Pay Mix at Target)		Provide an award that both serves a retention purpose and incentivizes executives to manage the Company from the perspective of a stockholder.
•Importance of the NEO to Company performance
•Individual contributions
•Future potential of the NEO
•Value of NEO’s vested and unvested outstanding equity awards (performance-based and time-based restricted stock units)
•Internal pay alignment and peer and industry benchmarking
•Compound annual growth rate (CAGR) of operating income •Total Shareholder Return (TSR)

2026 Proxy Statement	7

Voting Roadmap
Executive Compensation Highlights
Our executive compensation program is designed to attract and retain the executive talent we need to maintain our high performance standards and grow our business for the future. Our philosophy is to provide a mix of compensation that motivates our executives to achieve our short and long-term performance goals, which in turn will create value for our stockholders. We made no significant changes to our overall approach to executive compensation for 2025.

Pay for Performance Alignment	•For the CEO, 94% of targeted total compensation is performance-based.
•For other NEOs, 88% of targeted total compensation on average is performance-based.
Compensation Governance Practices and Policies	•Annual Benchmarking of Executive Compensation
•Independent Compensation Consultant
•Annual Say-on-Pay Vote
•Stock Ownership Requirements
•Clawback Policy
•Forfeiture Provisions
•Annual Compensation Risk Assessment
Responsible Pay Practices	•No Employment Contracts
•No Single Trigger Severance Benefits Upon a Change-in-Control
•No Excise Tax Gross-Ups
•No Special Pension or Retirement Plans
•No Significant Perquisites

Proposal No. 3
Approval of the Amendment and Restatement of the 2006 Equity Incentive Plan

FOR	The Board recommends a vote FOR this proposal.	See page 43
We are asking our stockholders to approve an Amendment and Restatement of the 2006 Equity Incentive Plan to extend its term by 10 years to May 21, 2036, and also make certain technical and administrative revisions to the plan document, including the removal of certain provisions related to Section 162(m) that are no longer relevant, and clarifying that the prohibition on paying cash in exchange for the cancellation of an outstanding award applies only to underwater options or stock appreciation rights.

Proposal No. 4
Ratification of Selection of KPMG LLP as Independent Registered Public Accounting Firm for 2026

FOR	The Board recommends a vote FOR this proposal.	See page 49

8	VeriSign, Inc.

Voting Roadmap
Principal Accountant Fees and Services
The following table presents fees billed for professional services rendered by KPMG LLP for the audit of our annual consolidated financial statements for the years ended December 31, 2025 and December 31, 2024, and fees billed for other services provided by KPMG LLP, in each of the last two completed years.

	2025 FEES	2024 FEES
Audit fees(1)	$2,468,569	$1,815,735
Audit-related fees	—	—
Tax fees	—	—
All other fees(2)	(10,500)	18,000
Total fees	$2,458,069	$1,833,735
(1)Audit fees consist of fees for the integrated audit of the annual financial statements included in our Annual Reports on Form 10-K, the review of the interim financial statements included in our Quarterly Reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements for those years.
(2)All other fees consist of registration fees for three employees to participate in a KPMG leadership program paid in 2024 and partially refunded in 2025.

Proposal No. 5
Stockholder Proposal Regarding an Independent Chair Policy

AGAINST	The Board recommends a vote AGAINST this proposal.	See page 51

2026 Proxy Statement	9

Proposal No. 1
Election of Directors
The Board consists of seven directors. Each of the directors, with the exception of Mr. Desch, was elected by stockholders to a one-year term at the 2025 Annual Meeting of Stockholders. Mr. Desch, who was appointed to the Board in October 2025, was recommended by a third-party search firm. The terms of the current directors expire upon the election and qualification of the directors to be elected at the Annual Meeting. The Board has nominated each of our current directors: D. James Bidzos; Courtney D. Armstrong; Yehuda Ari Buchalter; Kathleen A. Cote; Matthew J. Desch; Jamie S. Gorelick; and Debra W. McCann, for election at the Annual Meeting to serve until our 2027 Annual Meeting of Stockholders and until their respective successors have been elected and qualified. here are no family relationships among any of our directors or executive officers.

Proxies cannot be voted for more than seven persons, which is the number of nominees.
Unless otherwise directed, the persons named as proxies on the proxy card intend to vote all proxies FOR the election of the Board’s nominees, each of whom has consented to serve as a director, if elected. In addition, if a proxy card is properly executed and returned but no direction is made, the persons named as proxies on the proxy card intend to vote all proxies FOR the election of the Board’s nominees. If any of the nominees is unable or declines to serve as a director, the discretionary authority provided in the enclosed proxy will be exercised to vote for a substitute candidate designated by the Board, unless the Board chooses to reduce its own size. The Board has no reason to believe that any of the nominees will be unable or will decline to serve if elected.

FOR	The Board recommends a vote FOR the election of each of the foregoing director nominees.

10	VeriSign, Inc.

Proposal No. 1—Election of Directors
Independence, Skills and Experience
Independence of Directors
As required under The Nasdaq Stock Market’s listing standards (the “Nasdaq Listing Standards”), a majority of the members of our Board must qualify as “independent directors,” as determined by the Board. The Board and the Corporate Governance and Nominating Committee consulted with our legal counsel to confirm that the Board’s determinations are consistent with definition of “independent,” as set forth in pertinentNasdaq Listing Standards. Consistent with these considerations, after review of all relevant transactions and relationships between each director, or any of his or her family members, and Verisign, our executive officers, or our independent registered public accounting firm, our Board affirmatively determined on February 3, 2026 that six out of the seven members of our Board are independent directors, as defined under pertinent Nasdaq Listing Standards. Our independent directors are: Mr. Armstrong; Dr. Buchalter; Ms. Cote; Mr. Desch; Ms. Gorelick; and Ms. McCann. Each member of the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee is an independent director, and each member of the Audit Committee and Compensation Committee satisfy the heightened independence criteria applicable to directors on such committees under pertinent Nasdaq Listing Standards and the rules and regulations established by the Securities and Exchange Commission (the “SEC”). Each member of the Cybersecurity Committee, other than Mr. Bidzos, is an independent director. Mr. Bidzos serves as Executive Chairman, President, and Chief Executive Officer, and thus, is not considered an independent director.The Board also determined that former directors Roger H. Moore, who served until the 2025 Annual Meeting, Thomas F. Frist III, who resigned from the Board on June 10, 2025, and Timothy Tomlinson, who resigned from the Board on November 21, 2025, were independent during the period they served on the Board.
Skills and Experience
The chart below shows the range of skills and experience represented on the Board:

	BIDZOS	ARMSTRONG	BUCHALTER	COTE	DESCH	GORELICK	MCCANN
Accounting, Corporate Finance, and Capital Management
Corporate Governance and Ethics
Executive Experience
International/Global Experience
Government and Public Policy
Legal and Regulatory
Other Public Company Board Experience
Risk Management
Strategic Planning and Oversight
Technology and Cybersecurity

2026 Proxy Statement	11

Proposal No. 1—Election of Directors
Director Nominees
Set forth below is certain information relating to our director nominees, including details on each director nominee’s specific experience, qualifications, attributes, or skills that led the Board to conclude that the person should be nominated for election as a director for another term.

D. James Bidzos
Age: 71	Committees: Cybersecurity

Background
Mr. Bidzos has served as Executive Chairman since August 2009, Chief Executive Officer since August 2011, and President since April 2024. He also served as President from August 2011 to February 2020, Executive Chairman and Chief Executive Officer on an interim basis from June 2008 to August 2009, and President from June 2008 to January 2009. He served as Chairman of the Board since August 2007 and from April 1995 to December 2001. He served as Vice Chairman of the Board from December 2001 to August 2007. Mr. Bidzos served as Vice Chairman of RSA Security Inc., an internet identity and access management solution provider, from March 1999 to May 2002, and Executive Vice President from July 1996 to February 1999. Prior to that, he served as President and Chief Executive Officer of RSA Data Security, Inc. from 1986 to February 1999.
Qualifications
Mr. Bidzos is a business executive with significant expertise in the technology that is central to the Company’s business. Mr. Bidzos is an internet and security industry pioneer who understands the strategic technology trends in markets that are important to the Company. Mr. Bidzos was a founder of the Company and has been either Chairman or Vice Chairman of the Company’s Board since the Company’s founding in April 1995, providing him with valuable insight and institutional knowledge of the Company’s history and development. Mr. Bidzos has prior experience on our Compensation Committee and our Corporate Governance and Nominating Committee and as a member of many other public company boards. Mr. Bidzos’ years of board-level experience contribute important knowledge and insight to the Board. Additionally, Mr. Bidzos’ executive-level experience includes many years as a Chief Executive Officer, providing him with a perspective that the Board values.

Courtney D. Armstrong INDEPENDENT
Age: 55	Committees: Compensation (Chair) and Audit

Background
Courtney D. Armstrong has served as a director since June 2021. Mr. Armstrong is currently Chief Operating Officer at Paramount Pictures and Filmed Entertainment Group, a film and television production and distribution company, a position he has held since March 2024. Previously, he served as President of Business Affairs and Administration from October 2021 to March 2024. From April 2014 to October 2021, Mr. Armstrong served as Executive Vice President, Worldwide Business Affairs of Warner Bros. Pictures, a film and entertainment studio, where he oversaw all day-to-day business and legal aspects of worldwide film acquisition, development, production and initial distribution for the studio, including supervising the negotiations of key deals with filmmakers and talent. He joined Warner Bros. Pictures in 2003 as a Director of Business Affairs and was promoted to Vice President in 2004 and Senior Vice President in 2007. Before joining Warner Bros. Pictures, Mr. Armstrong spent three years at Walt Disney Pictures as an attorney in the Business and Legal Affairs department of the Motion Picture Group. Prior to that, Mr. Armstrong began his career as a litigation associate on the entertainment litigation team at the Los Angeles-based law firm Paul Hastings LLP. Mr. Armstrong is a graduate of the Northwestern Pritzker School of Law and holds an M.B.A. degree from the Kellogg School of Management. He received his undergraduate degree in Mechanical Engineering from Northwestern University.
Qualifications
Mr. Armstrong is a business executive with significant expertise in business and legal matters. Mr. Armstrong’s expertise as a business executive includes sales and marketing, financial management, contract negotiation, and distribution, providing him with a perspective that the Board values. Mr. Armstrong’s financial and accounting skills qualify him as an audit committee financial expert.

12	VeriSign, Inc.

Proposal No. 1—Election of Directors

Yehuda Ari Buchalter INDEPENDENT
Age: 54	Committees: Cybersecurity (Chair) and Corporate Governance and Nominating

Background
Dr. Buchalter has served as a director since July 2019. Dr. Buchalter is the Chief Executive Officer of Place Exchange, Inc., a technology company in the digital advertising space, a position he has held since July 2021. From May 2017 to July 2021, Dr. Buchalter served as the Chief Executive Officer of Intersection Holdings, LLC (“Intersection”), a leading smart cities media and technology company. At Intersection, Dr. Buchalter’s responsibilities included leadership of the Infosec Leadership Team, which was responsible for overseeing the company’s security and risk management issues, including data security and privacy issues. From July 2008 to January 2017, Dr. Buchalter served as the Chief Operating Officer and then President of MediaMath, a leading programmatic advertising technology platform. From January 2005 to April 2008, Dr. Buchalter was a Senior Partner at the marketing consultancy and agency Rosetta, where he led the Digital Media & Technology vertical. Prior to that, Dr. Buchalter was an Associate Principal in McKinsey & Company’s Media & Technology practice and a founding member of their Innovation practice. Dr. Buchalter holds a B.S. in Physics from Stanford University, a Ph.D. in Astronomy from Columbia University, and was a postdoctoral fellow in Theoretical Astrophysics at the California Institute of Technology.
Qualifications
Dr. Buchalter is a business executive with significant experience building and leading technology companies. Dr. Buchalter’s expertise as a business executive includes business administration, sales and marketing, product development, engineering, and operations, providing him with a perspective that the Board values.

Kathleen A. Cote LEAD INDEPENDENT DIRECTOR
Age: 77	Committees: Audit (Chair) and Corporate Governance and Nominating Committee

Background
Ms. Cote has served as a director since February 2008. From May 2001 to June 2003, Ms. Cote served as Chief Executive Officer of Worldport Communications, Inc., a provider of internet managed services. From September 1998 to May 2001, she served as Founder and President of Seagrass Partners, a consulting firm specializing in providing strategic planning, business, operational, and management support for startup and mid-sized technology companies. Prior to that, she served as President and Chief Executive Officer of Computervision Corporation, an international supplier of product development and data management software. Ms. Cote served as a director of Western Digital Corporation from January 2001 to November 2021. Ms. Cote holds an Honorary Doctorate from the University of Massachusetts, an M.B.A. degree from Babson College, and a B.A. degree from the University of Massachusetts, Amherst.
Qualifications
Ms. Cote is a business executive with significant expertise overseeing global companies in technology and operations in the areas of systems integration, networks, hardware, and software, including web-based applications and internet services. Ms. Cote’s expertise in technology and operations is directly relevant to the Company’s business. Ms. Cote’s expertise as a business executive also includes sales and marketing, product development, strategic planning, and international experience, which contributes important expertise to the Board in those areas of business administration. Ms. Cote’s financial and accounting skills qualify her as an audit committee financial expert. In addition to Ms. Cote’s tenure as a director of the Company, Ms. Cote has served on several other boards of directors, including service on the audit and corporate governance committees of those boards as well as serving as the lead independent director, providing her with valuable board-level experience. Ms. Cote’s executive-level experience includes experience as a Chief Executive Officer, providing her with a perspective that the Board values.

Matthew J. Desch INDEPENDENT
Age: 68	Committees: Corporate Governance and Nominating and Cybersecurity

Background
Mr. Desch has served as Chief Executive Officer and a director of Iridium Communications Inc., a global mobile, voice, and data satellite communications company, since 2009. He previously served as Chief Executive Officer of Iridium Communications Inc.’s predecessor, Iridium Holdings LLC, beginning in 2006. Prior to joining Iridium Communications, Inc., Mr. Desch served as Chief Executive Officer of Telcordia Technologies, Inc., a telecommunications software services provider that is now part of Ericsson. Previously, he spent 13 years at Nortel Networks Corporation, including as President of the company’s global wireless networks business, and as President of Global Carriers. Mr. Desch started his career in technology development and management at AT&T Bell Laboratories. Mr. Desch serves on the President’s National Security Telecommunications Advisory Committee.

2026 Proxy Statement	13

Proposal No. 1—Election of Directors

Qualifications
Mr. Desch’s deep understanding of critical infrastructure from his 45 years in the IT & telecommunications industry affords the Board a unique and valuable perspective regarding the security challenges faced around the globe. In addition, Mr. Desch is able to draw upon his extensive expertise in cybersecurity, finance, M&A and human capital management, together with over twenty years of experience as a public company Chief Executive Officer, to provide important strategic and operational advice to the Company.

Jamie S. Gorelick INDEPENDENT
Age: 75	Committees: Corporate Governance and Nominating (Chair) and Compensation

Background
Ms. Gorelick has served as a director since January 2015. Ms. Gorelick is Senior Counsel at Wilmer Cutler Pickering Hale and Dorr LLP, an international law firm, where she was a Partner since July 2003. She has held numerous positions in the U.S. government, serving as Deputy Attorney General of the United States, General Counsel of the Department of Defense, Assistant to the Secretary of Energy, and a member of the bipartisan National Commission on Terrorist Threats Upon the United States. Ms. Gorelick has served as a director of Amazon.com, Inc. since February 2012 and currently serves as Lead Independent Director and is a member of its Nominating and Corporate Governance Committee. She previously served as a director of United Technologies Corporation from February 2000 to December 2014 and a director of Schlumberger Limited from April 2002 to June 2010. She holds B.A. and J.D. degrees from Harvard University.
Qualifications
Ms. Gorelick is an experienced attorney with significant expertise in legal, policy, and corporate matters. Ms. Gorelick’s regulatory and policy experience is directly relevant to the Company’s business. She is well-versed in critical infrastructure and national security issues and brings a valuable skill-set and wealth of government experience to the Board. Ms. Gorelick has served on several other corporate boards, a compensation committee and a nominating and corporate governance committee, and served on numerous government boards and commissions. Ms. Gorelick’s experience in both the public and private sectors, combined with her experience in the corporate boardroom, provides her valuable board experience, and she offers a perspective the Board values.

Debra W. McCann INDEPENDENT
Age: 53	Committees: Audit and Compensation

Background
Ms. McCann has served as a director since October 2024. Since May 2022, Ms. McCann has served as the Executive Vice President and Chief Financial Officer of Unisys Corporation, a technology solutions company. Prior to joining Unisys, Ms. McCann spent over a decade at Dun & Bradstreet, Inc., a global provider of business decisioning data and analytics, where she held progressively senior roles from 2009 until April 2022. Her tenure there culminated in her position as Treasurer and Senior Vice President, Investor Relations and Corporate Financial Planning and Analysis. Prior to Dun & Bradstreet, Ms. McCann held leadership positions at Cegedim, a technology and services company, and AT&T, Inc., an American multinational telecommunications and technology holding company. Ms. McCann holds an M.B.A. degree from Harvard Business School. She received her undergraduate degree in Finance and International Business from Pennsylvania State University.
Qualifications
Ms. McCann is a business executive with significant expertise within large, public, multinational, technology companies. Ms. McCann’s expertise as a business executive includes financial management, treasury and investor relations, providing her with a perspective that the Board values. Ms. McCann’s financial and accounting skills qualify her as an audit committee financial expert.

14	VeriSign, Inc.

Corporate Governance
Overview
Our business is conducted by our employees, managers and officers, under the direction of our Chief Executive Officer and the oversight of the Board, to enhance the long-term value of our Company for our stockholders. Key corporate governance documents that guide our corporate governance structure and processes, including our Corporate Governance Principles and the charters of the Board’s committees, are available on our Investor Relations website at https://investor.verisign.com/corporate-governance.
Board Structure and Operations
Board Leadership Structure
The Board regularly considers the appropriate leadership structure for the Board based on the then-existing needs and circumstances of the Company and our Board. Currently, the Company’s seven-member Board is led by Chairman D. James Bidzos. Mr. Bidzos is also an officer of the Company, serving as its Executive Chairman, President and Chief Executive Officer. The independent directors of the Board appointed Kathleen A. Cote as Lead Independent Director. The Lead Independent Director: (i) presides at all meetings of the Board at which the Chairman of the Board is not present, including executive sessions of the independent directors; (ii) serves as liaison between the Chairman of the Board and the independent directors; (iii) works with the Chairman of the Board to facilitate timely and appropriate information flow to the Board; (iv) reviews and approves agendas and schedules for meetings of the Board; (v) exercises such other powers and duties as from time to time may be assigned to him or her by the Board; and (vi) meets with significant stockholders, as appropriate. In addition, the Lead Independent Director has the authority to call meetings and executive sessions of the independent directors.

The Board has determined that its current leadership structure is appropriate for the Board at this time. In particular, this structure capitalizes on the respective expertise and experience of Mr. Bidzos and Ms. Cote. The structure permits Mr. Bidzos to engage in the operations of the Company in an in-depth manner as Executive Chairman and Chief Executive Officer. The Board believes that the leadership structure also promotes effective independent oversight of Management given the Lead Independent Director’s robust duties and responsibilities, including the ability to call and chair meetings and executive sessions of the independent directors separate and apart from the Chairman of the Board.

The Board has concluded that the Company and its stockholders are best served by not having a formal policy on whether the same individual should serve as both Chief Executive Officer and Chairman of the Board. This flexibility allows the Board to utilize its considerable experience and knowledge to elect the most appropriate director as Chairman, while maintaining the ability to separate the Chairman of the Board and Chief Executive Officer roles when necessary. This determination is made according to what the Board believes is in the best interests of the Company and its stockholders to provide appropriate leadership for the Board at such time.

Responsibilities of Chairman of the Board and Lead Independent Director
CHAIRMAN OF THE BOARD	Presides at meetings of the Board, and, unless another person is designated, meetings of stockholders
Oversees the management, development and functioning of the Board
In consultation with the Lead Independent Director, plans and organizes the schedule of board meetings and establishes the agendas for Board meetings
RESPONSIBILITIES OF LEAD INDEPENDENT DIRECTOR	Presides at meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors
Serves as a liaison between the Chairman and independent directors
Works with the Chairman to facilitate timely and appropriate information flow to the Board
Authorized to call meetings and executive sessions of the independent directors
Meets with significant stockholders, as appropriate
Approves agendas and schedules for meetings of the Board
Solicits comments and feedback from each director on the operation of the Board and its committees for areas of improvement

2026 Proxy Statement	15

Corporate Governance
Board Committees

AUDIT COMMITTEE
Members	Principal Responsibilities
Kathleen A. Cote (Chairperson) Courtney D. Armstrong Debra W. McCann Meetings in 2025: 6
The Board has established an Audit Committee to:
•oversee the accounting and financial reporting processes at the Company, internal control over financial reporting, audits of the Company’s financial statements, the qualifications of the Company’s independent registered public accounting firm, and the performance of the Company’s internal audit department and the independent registered public accounting firm;
•be responsible for the appointment (subject to stockholder ratification), compensation, and retention of the independent registered public accounting firm, which reports directly to the Audit Committee;
•oversee the Company’s processes to manage business and financial risk, and compliance with significant applicable legal and regulatory requirements; and
•oversee the Company’s ethics and compliance program.
Independence
Each member of the Audit Committee meets the independence criteria of Nasdaq Listing Standards and satisfies the additional independence criteria applicable to directors on audit committees under Nasdaq Listing Standards and the rules and regulations established by the SEC. Our Board has determined that each member of the Audit Committee is “financially literate” under the Nasdaq Listing Standards and qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K.
Charter
The Audit Committee operates pursuant to a written charter, which complies with the applicable provisions of the Sarbanes-Oxley Act of 2002 and related rules of the SEC and The Nasdaq Stock Market. The Audit Committee’s charter is available on our Investor Relations website at https://investor.verisign.com/corporate-governance.

16	VeriSign, Inc.

Corporate Governance

COMPENSATION COMMITTEE
Members	Principal Responsibilities
Courtney D. Armstrong (Chairperson) Jamie S. Gorelick Debra W. McCann Meetings in 2025: 5
The Board has established a Compensation Committee to:
•discharge the Board’s responsibilities with respect to all forms of compensation to the Company’s directors and employees, including executive officers;
•administer the Company’s equity incentive plans;
•oversee the Company’s overall compensation philosophy and approve and evaluate executive officer compensation arrangements, plans, policies, and programs; and
•review the Company’s human capital practices, including a review of various workforce metrics, such as employee engagement, hiring, turnover, and promotion rates.
The Compensation Committee may delegate its authority to one or more subcommittees.
Independence
Each Compensation Committee member meets the independence criteria under the Nasdaq Listing Standards, satisfies the additional independence criteria applicable to directors on compensation committees under the Nasdaq Listing Standards and the rules and regulations established by the SEC, and qualifies as a “non-employee director” pursuant to Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Charter
The Compensation Committee operates pursuant to a written charter. The Compensation Committee’s charter is available on our Investor Relations website at https://investor.verisign.com/corporate-governance.
For further information regarding the role of management and the independent compensation consultant in setting executive compensation, see “Executive Compensation—Compensation Discussion and Analysis” elsewhere in this Proxy Statement.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE
Members	Principal Responsibilities
Jamie S. Gorelick (Chairperson) Yehuda Ari Buchalter Kathleen A. Cote Matthew J. Desch Meetings in 2025: 4
The Board has established a Corporate Governance and Nominating Committee to:
•recruit, evaluate, and recommend candidates for appointment or election to serve as members of the Board;
•recommend nominees for committees of the Board;
•assess contributions and independence of directors;
•review and make recommendations regarding the Board’s leadership structure;
•develop the Board’s CEO succession planning and evaluation process;
•recommend changes to corporate governance principles and committee charters and periodically review and assess the adequacy of these documents; and
•oversee an annual process for the Board’s performance review.
Independence
Each Corporate Governance and Nominating Committee member has been determined by the Board to be an “independent director” under Nasdaq Listing Standards.
Charter
The Corporate Governance and Nominating Committee operates pursuant to a written charter. The Corporate Governance and Nominating Committee’s charter is available on our Investor Relations website at https://investor.verisign.com/corporate-governance.

2026 Proxy Statement	17

Corporate Governance

CYBERSECURITY COMMITTEE
Members	Principal Responsibilities
Yehuda Ari Buchalter (Chairperson) D. James Bidzos Matthew J. Desch Meetings in 2025: 4
The Board has established a Cybersecurity Committee to:
•assist the Board with its oversight of the Company’s cybersecurity program and risks,
•oversee the effectiveness of the cybersecurity program and review updates on the Company’s cybersecurity threat landscape;
•review the Company’s adoption and implementation of systems, controls and procedures designed to prevent, detect and respond to cyber-attacks or security breaches involving the Company;
•review the activities of management’s Safety and Security Council;
•review the effectiveness of information security incident response, business continuity, and disaster recovery plans, including escalation protocols;
•review the Company’s compliance with applicable global data protection and security regulations and the Company’s adoption and implementation of systems, controls and procedures designed to comply with such regulations;
•review the Company’s management and use of artificial intelligence and related risks;
•review the Company’s data governance program and risks;
•review the budget and resources allocated for the cybersecurity program; and
•review the cybersecurity insurance program.
Independence
Each member of the Cybersecurity Committee other than Mr. Bidzos has been determined by the Board to be an “independent director” under the rules of The Nasdaq Stock Market.
Charter
The Cybersecurity Committee operates pursuant to a written charter. The Cybersecurity Committee’s charter is available on our Investor Relations website at https://investor.verisign.com/corporate-governance.

Board Nominations and Succession Planning
In recommending candidates for election to the Board, the Corporate Governance and Nominating Committee considers the performance and qualifications of each potential nominee or candidate, not only for his or her individual strengths but also for his or her potential contribution to the Board as a group. In carrying out this responsibility, the Corporate Governance and Nominating Committee also considers additional factors, such as diversity of experience and viewpoints. Additionally, pursuant to its charter, the Corporate Governance and Nominating Committee evaluates and reviews with the Board the criteria for selecting new directors, including skills, background, perspective and other characteristics in the context of the current composition and needs of the Board and its committees.
The Corporate Governance and Nominating Committee considers candidates for director nominees proposed by directors and stockholders. Since the 2025 Annual Meeting, the Board engaged a third-party search firm to conduct a director search. Mr. Desch was recommended to the Corporate Governance and Nominating Committee as part of this director search process.

If you would like to recommend to the Corporate Governance and Nominating Committee a prospective candidate, please submit the candidate’s name and qualifications to: Thomas C. Indelicarto, Secretary, VeriSign, Inc., 12061 Bluemont Way, Reston, Virginia 20190. The Corporate Governance and Nominating Committee will consider all candidates identified by the directors, the Chief Executive Officer, stockholders, or third-party search firms through the processes described above, and will evaluate each of them, including incumbents and candidates nominated by stockholders, based on the same criteria.
Board Evaluation Process
The Corporate Governance and Nominating Committee oversees the annual performance review of the Board and its committees. Each year, the Corporate Governance and Nominating Committee determines the format for the annual performance reviews, and the Chairperson of each Board committee is responsible for leading that committee’s performance review and the Lead Independent Director is responsible for leading the Board’s performance review. The results of the reviews are reported to the Chairperson of the Corporate Governance and Nominating Committee, who in turn reports the results of the reviews to the entire Board. In addition to these reviews, the Lead Independent Director solicits comments and feedback from each director on the operation of the Board and the committees and areas for improvement.

18	VeriSign, Inc.

Corporate Governance
Board Responsibilities
Board and Committee Meetings

2025 MEETING ACTIVITY

BOARD	COMMITTEES
6 MEETINGS	19 MEETINGS COLLECTIVELY
ATTENDANCE
During 2025, no director attended fewer than 75% of the aggregate of (i) the total number of meetings held by the Board and (ii) the total number of meetings held by all committees on which he or she served.

Board Members’ Attendance at the Annual Meeting
We do not have a formal policy regarding attendance by members of the Board at our annual meetings of stockholders. One member of the Board attended our 2025 Annual Meeting of Stockholders.
Risk Oversight
The Board is actively engaged in risk oversight for the Company. Throughout the year, the Board and senior management discuss the areas of material risk to the Company. Risks are identified and evaluated quarterly as part of the Company’s disclosure controls and procedures, and, if material, disclosed in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.
Our Board and its committees also engage third-party experts from time to time to help evaluate risks. For example, the Compensation Committee engages an independent compensation consultant to assist with the Company’s Compensation Risk Assessment.

Board
The full Board (or the appropriate committee in the case of risks that are under the purview of a particular committee) receives reports from the appropriate member of senior management responsible for mitigating these risks within the organization to enable the Board to understand our risk identification, risk management, and risk mitigation strategies.

Committees
The Chairpersons of the relevant committees brief the full Board on the committees’ oversight of risks within their purview during the committee reports portion of each regular Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships, and enables the full Board to provide input on the Company’s risk assessment and risk management efforts. All of our Board members have experience with enterprise risk management.

The Audit Committee oversees the Company’s processes to manage business and financial risk and compliance with applicable legal and regulatory requirements, including the Company’s enterprise risk management program.
The Compensation Committee oversees the Company’s risk assessment and risk management relative to the Company’s compensation programs, policies, and practices and human capital management.	The Cybersecurity Committee assists the Board with its oversight of the Company’s programs for cybersecurity, artificial intelligence, and data governance, including the risks of each.

2026 Proxy Statement	19

Corporate Governance

Risk Reporting to the Board and its Committees
The chart below shows selected areas of risk and which of the Board committees or the full Board receives regularly scheduled (denoted with ● ) and as needed (denoted with ◆ ) reports from senior management with respect to such area of risk.

RISK AREA	FULL BOARD	AUDIT COMMITTEE	COMPENSATION COMMITTEE	CYBERSECURITY COMMITTEE
Cybersecurity/Technology/AI/Data Governance	●			●
Financial	●	●
Litigation		●
Enterprise (ERM)	●	●
Legal and Compliance		●
Compensation/Human Capital Management			●
Strategic	●
Enterprise Risk Management Program Summary
The Audit Committee oversees the ERM program and reviews ERM program activities and risks on a quarterly basis. The Board receives ERM program and risk updates annually, and as warranted, from the Chair of the Audit Committee during each Board meeting. Under our ERM program, which is based on the COSO framework, Management identifies and defines enterprise level risks and assigns each a risk rating based on an assessment scale that considers the likelihood and impact using predefined criteria. Risk ratings are reviewed quarterly, or more frequently as needed, by scoring specific risk indicators. Risk mitigation project plans are prepared for each enterprise risk under the purview of risk owners and executive sponsors. Progress against such plans is reviewed and recorded. In addition, Management maintains a comprehensive risk inventory containing potential risks that are scored by the executive team using an internally developed risk assessment tool. The results from this scoring are reviewed with executive leadership to determine trends or emerging enterprise-level risks. Our ERM program is established by a corporate policy and program charter and is periodically reviewed by our internal audit team.
Management Succession Planning
The Board recognizes the importance of the effectiveness of the Company’s executive leaders for the Company’s success, and the Board is actively engaged in executive succession planning. The Board has delegated to the Corporate Governance and Nominating Committee responsibility for reviewing and assessing the management development and succession planning process for senior management. As part of the succession planning process, the Corporate Governance and Nominating Committee works closely with our Management, including our Senior Vice President, Chief Human Resources Officer, to identify succession candidates for senior management other than the Executive Chairman, President and Chief Executive Officer. Although the Board retains responsibility for identifying succession candidates for the Executive Chairman, President and Chief Executive Officer, the Corporate Governance and Nominating Committee is charged with developing the processes to identify succession candidates.
Ethics and Compliance Oversight
As part of our commitment to Verisign’s mission and values, we are focused on promoting a culture of ethics and compliance. Our Code of Conduct, which is applicable to directors, executive officers, and employees, represents our values and outlines our approach to ethical conduct and compliance with legal and regulatory requirements, including non-retaliation, anti-corruption, and other similar areas. We have a designated Compliance Officer, who is responsible for implementing and maintaining our ethics and compliance program. The Board oversees our ethics and compliance program (including our Verisign Ethics and Compliance Helpline) primarily through the Audit Committee, which receives quarterly updates from the Compliance Officer and regularly discusses with Management the program and its effectiveness.

20	VeriSign, Inc.

Corporate Governance
Other Governance and Ethics Policies and Practices
Code of Conduct
We adopted a written Code of Conduct, which is posted on our Investor Relations website under “Ethics and Business Conduct” at https://investor.verisign.com/corporate-governance. The Code of Conduct applies to all of our directors, officers, and employees, including our principal executive officer, principal financial officer, and other senior accounting officers.
We intend to satisfy any disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, applicable provisions of the Code of Conduct, to the extent applicable to the principal executive officer, principal financial officer, or other senior accounting officers, by posting such information on our Investor Relations website within four business days following the date of the amendment or waiver under “Ethics and Business Conduct” at https://investor.verisign.com/corporate-governance.
Transactions with Related Persons
Policies and Procedures with Respect to Transactions with Related Persons
Our Audit Committee has approved a written Policy for Entering into Transactions with Related Persons (the “Related Person Transaction Policy”), which sets forth the requirements for review, approval, or ratification of transactions between our Company and “related persons,” as such term is defined under Item 404 of Regulation S-K.
The Related Person Transaction Policy requires the Audit Committee to review, approve, or ratify the terms of any transaction, arrangement, or relationship or series of similar transactions, arrangements, or relationships (including any indebtedness or guarantee of indebtedness) in which (i) Verisign was or is to be a participant, (ii) the amount involved exceeds $120,000, and (iii) a related person has or will have a direct or indirect material interest (“Related Person Transaction”), except for those transactions, arrangements, or relationships specifically listed in the Related Person Transaction Policy as not requiring approval or ratification by the Audit Committee. In determining whether to approve or ratify a Related Person Transaction, the Audit Committee is required to take into account, among other factors it deems appropriate, whether the Related Person Transaction terms are no more favorable to the related person than terms generally available to an unaffiliated third-party under the same or similar circumstances and the materiality of the related person’s direct or indirect interest in the transaction. A related person who has a relationship with a company that engages in a transaction with Verisign is not deemed to have an indirect material interest in that transaction where the person’s only relationship is as a director or beneficial owner of less than 10% of that company’s equity interests.
The Related Person Transaction Policy requires prior approval of the Audit Committee for the following Related Person Transactions:
•Any Related Person Transaction to which a related person is a named party to the underlying agreement or arrangement, provided that certain agreements or arrangements between Verisign and a related person concerning employment and any compensation solely resulting from employment or concerning compensation as a member of the Board that have, in each case, been entered into or approved in accordance with policies of Verisign is not subject to prior approval of the Audit Committee;
•Any Related Person Transaction involving an indirect material interest of a related person where the terms of the agreement or arrangement are not negotiated on an arm’s length basis or where the Related Person Transaction is not a transaction in the ordinary course of business; and
•Any Related Person Transaction where the total transaction value exceeds $1,000,000.
On a quarterly basis, the Audit Committee is required to review and, if determined by the Audit Committee to be appropriate, ratify any Related Person Transactions not requiring prior approval of the Audit Committee under the Related Person Transaction Policy.
In the event that Verisign proposes to enter into a transaction with a related person who is a member of the Audit Committee or an immediate family member of a member of the Audit Committee, prior approval by a majority of the disinterested members of the Board is required. No Audit Committee member nor his or her immediate family member, who is a party to a proposed transaction, may participate in any discussion or approval of such transaction, except to provide all material information concerning the Related Person Transaction.

2026 Proxy Statement	21

Corporate Governance
The following Related Person Transactions do not require approval or ratification by the Audit Committee:
•Payment of compensation to executive officers in connection with their employment with Verisign, provided that the compensation has been approved in accordance with policies of Verisign.
•Remuneration to directors in connection with their service on the Board, provided that the remuneration has been approved in accordance with policies of Verisign.
•Reimbursement of expenses incurred in exercising duties as an officer or director of Verisign, provided that the reimbursement has been approved in accordance with policies of Verisign.
•Any transaction with a related person involving services as a bank depository of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.
•Any transaction involving a related person where the rates or charges involved are determined by competitive bids, or the transaction involves the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority.
•Any transaction where the related person’s interest arises solely from the ownership of Verisign’s common stock and all holders of Verisign’s common stock received the same benefit on a pro rata basis (e.g., dividends).
There were no transactions required to be reported under Item 404(a) of Regulation S-K where the Related Person Transaction Policy did not require review, approval or ratification, or where the Related Person Transaction Policy was not followed, since January 1, 2025.
Certain Relationships and Related Transactions
Since January 1, 2025, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we or any of our subsidiaries are or were to be a party in which the amount involved exceeded or will exceed $120,000 and in which any director, executive officer or beneficial holder of more than 5% of the common stock of Verisign or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.
Communicating with the Board
Any stockholder who desires to contact the Board, or a particular director, may do so electronically by sending an email to bod@verisign.com. Alternatively, a stockholder may contact the Board, or a particular director, by writing to: Board of Directors, VeriSign, Inc., 12061 Bluemont Way, Reston, Virginia 20190, Attention: Secretary. Communications received electronically or in writing are distributed to the Chairman of the Board or other members of the Board, as appropriate, depending on the facts and circumstances outlined in the communication received. These communications will be compiled and reviewed by our Secretary, who will determine whether the communication is appropriate for presentation to the Board or the particular director. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications).

22	VeriSign, Inc.

Proposal No. 2
Advisory Vote to Approve Executive Compensation
As required by Section 14A of the Exchange Act and related SEC rules, we are seeking an advisory stockholder vote to approve the compensation of our named executive officers for 2025 as disclosed under SEC rules, including the Compensation Discussion and Analysis section, the compensation tables and related material included in this Proxy Statement. The stockholder vote approving executive compensation is advisory only, and the result of the vote is not binding upon the Company or the Board. Although the resolution is non-binding, the Board and the Compensation Committee will consider the outcome of the advisory vote when making future compensation decisions. In 2023, the majority of our stockholders voted in favor of holding a non-binding stockholder advisory vote to approve executive compensation on an annual basis and, in consideration of the outcome of that vote, the Board has determined to hold such an advisory vote each year. Following the Annual Meeting, the next non-binding stockholder advisory vote to approve executive compensation is expected to occur at the 2027 Annual Meeting of Stockholders.
Our executive compensation program and compensation paid to our named executive officers are described elsewhere in this Proxy Statement. The Compensation Committee oversees the program and compensation awarded, adopts changes to the program, and awards compensation as appropriate to reflect the Company’s circumstances and to promote the main objectives of the program.
This proposal allows our stockholders to express their opinions regarding the decisions of the Compensation Committee on the prior year’s annual compensation of our named executive officers. You may vote “for” or ”against” the following resolution, or you may abstain.
RESOLVED, that the stockholders of VeriSign, Inc. approve, on a non-binding, advisory basis, the compensation of VeriSign, Inc.’s named executive officers as disclosed in the Proxy Statement for VeriSign, Inc.’s 2026 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the executive compensation tables, and related disclosures.

FOR	The Board recommends a vote FOR the foregoing resolution.

2026 Proxy Statement	23

Executive Compensation
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) provides comprehensive information about our executive compensation program for our 2025 named executive officers (our “NEOs”) and provides context for the decisions underlying the compensation reported in this Proxy Statement. Our 2025 NEOs are listed below.

D. James Bidzos	John D. Calys	George E. Kilguss, III	Danny R. McPherson	Thomas C. Indelicarto
Executive Chairman, President and Chief Executive Officer	Executive Vice President and Chief Financial Officer	Former Executive Vice President and Chief Financial Officer	Executive Vice President, Technology and Chief Security Officer	Executive Vice President, General Counsel and Secretary
George E. Kilguss III, Executive Vice President and Chief Financial Officer, retired effective May 31, 2025. Mr. Kilguss served as the Company’s Chief Financial Officer since 2012. The Board appointed John D. Calys to succeed Mr. Kilguss’s role as Chief Financial Officer effective June 1, 2025.

The sections below describe the material elements of our executive compensation program for 2025, including how we have set compensation and have aligned pay to performance. We refer to our NEOs and Senior Vice Presidents, collectively as our “executives.”
Compensation Philosophy and Objectives
Our executive compensation program is designed to attract and retain the executive talent we need to maintain our high performance standards and grow our business for the future. Our philosophy is to provide a mix of compensation that motivates our NEOs to achieve our short and long-term performance goals, and we believe the achievement of these goals will create value for our stockholders.
Our executive compensation program is designed with the following objectives and program elements:

OBJECTIVE	PROGRAM ELEMENT
Attract and retain talented executives	Provide a competitive level of total target compensation (base salary, bonus, and long-term incentive).
Promote a pay for performance philosophy based on both Company performance and individual contributions
Provide a compensation program that emphasizes incentives that are tied to annual and long-term financial and strategic goals. In addition, we may modify NEOs’ annual incentive bonus up (subject to specified limitations) or down based on individual performance to more closely align NEOs’ compensation with their contributions.

Align the interests of our executives with our stockholders
Provide a significant portion of compensation aligned to the long-term value of our stock, including performance-based stock awards with vesting measured in part based on Total Stockholder Return (“TSR”). In addition, require NEOs to meet stock ownership guidelines and maintain compliance with stock ownership guidelines until six months after termination of employment.

Other key features of our current executive compensation program:
•No employment contracts.
•Change in control agreements contain a double trigger and do not provide for tax excise gross-ups.
•No special pension plans, special retirement plans, or other significant perquisites for NEOs.
•Executives participate in the same benefit programs as all other employees.
•A clawback policy applicable to our Section 16 Officers that provides for the recoupment of certain incentive compensation (both annual and long-term incentives) in the event of an accounting restatement.
•Forfeiture provisions in our equity awards such that unvested awards are generally forfeited upon a termination of employment (subject to limited exceptions for death, disability, and certain terminations related to a change in control).
•An insider trading policy that prohibits any employee or director from shorting, hedging, or pledging our stock.

24	VeriSign, Inc.

Executive Compensation
Pay and Performance Relationship
It is important that our NEOs are motivated and rewarded for achieving objectives that provide long-term benefits to our stockholders. We have designed our executive compensation program so that a significant amount of each NEO’s compensation is tied to our stockholders’ long-term interests. The charts below illustrate our emphasis on performance-based compensation.

(1) Performance-Based Compensation = 2025 Annual Target Bonus + 2025 Long-Term Incentive, valued as of the date of the grant.

Results of 2025 Say on Pay Vote
When the Compensation Committee set compensation amounts for 2026, it considered the results of the 2025 stockholder advisory vote on our executive compensation program. At our 2025 Annual Meeting of Stockholders, our stockholders indicated strong support of our executive compensation program, with approximately 93% of the votes cast in favor of our executive compensation program. In light of this strong support and based on our review of our program’s market competitiveness and alignment with best practices, the Compensation Committee made no changes to our overall approach to executive compensation for 2025 and 2026 as a result of the 2025 say on pay vote.

Voted in Favor of our Executive Compensation Program
at our 2025 Annual Meeting of Stockholders

2026 Proxy Statement	25

Executive Compensation
Elements of Our Executive Compensation Program
Our executive compensation program is made up of three main elements: base salary, annual incentive bonus, and long-term incentive compensation. The chart below shows our objectives for each element of compensation and the factors we use to determine compensation amounts. For each element of compensation, the Compensation Committee considers our peer group and relevant survey data as well as guidance from the Compensation Committee’s independent compensation consultant before determining compensation amounts.

ELEMENT	OBJECTIVE	FACTORS
Base Salary	Provide a guaranteed level of fixed annual income to attract and retain executive talent. Increases are not automatic or guaranteed.	•Job responsibilities and scope •Experience •Individual contributions •Internal pay alignment and peer and industry benchmarking
Annual Incentive Bonus	Provide a reward for achieving individual goals and the Company’s financial and strategic goals.	•Company performance •Individual performance •Internal pay alignment and peer and industry benchmarking
Long-Term Incentive Compensation	Provide an award that both serves a retention purpose and incentivizes executives to manage the Company from the perspective of a long-term stockholder.
•Importance of the NEO to Company performance
•Individual contributions
•Future potential of the NEO
•Value of the NEO’s vested and unvested outstanding equity awards
•Internal pay alignment and peer and industry benchmarking

Our Process for Setting Compensation
Role of the Compensation Committee
The Compensation Committee oversees our compensation and benefit programs, approves NEOs’ compensation, and sets the policies that govern compensation of our NEOs and other employees. The Compensation Committee annually:
•Reviews and makes changes as appropriate to the peer group used to benchmark competitive compensation levels for our NEOs;
•Reviews the reports provided from its compensation consultant as described below in the section titled Role of Independent Compensation Consultant;
•Examines a summary of compensation data of our peer group and reviews broader compensation survey data for technology companies that we believe are comparable to the Company in industry and financial metrics;
•Reviews and approves elements of NEO compensation for market competitiveness and alignment with Company goals;
•Reviews stockholder dilution and burn rate in making equity compensation decisions;
•Sets performance goals for our annual incentive bonus and long-term incentive compensation programs;
•Reviews a tally sheet for every NEO detailing the NEO’s entire compensation and benefits package and earnings potential from unvested equity awards;
•Reviews the competitiveness of our NEOs’ base salaries, annual incentive bonus targets, and long-term incentive compensation targets (element by element and in aggregate) by comparing our program to a peer group of publicly-traded, technology companies that we view as representative of our competitors for executive talent;
•Reviews the comprehensive risk assessment of the Company’s incentive plans and arrangements;
•Reviews the Company’s human capital management practices as well as employee health and safety matters;
•Determines the CEO’s base salary, annual incentive bonus, and equity awards based on its review of the data described above, the Board’s assessment of the individual performance of the CEO during the year, and the compensation consultant’s report and recommendations; and
•Determines each of the other NEO’s base salary, annual incentive bonus, and equity awards based on its review of the data described above and the CEO’s assessment of the individual performance of the NEO during the year.

26	VeriSign, Inc.

Executive Compensation
Role of Management
The CEO annually reviews the peer group compensation data, comparable industry survey data, the tally sheet data, and the performance of each of the other NEOs and makes recommendations to the Compensation Committee for base salary adjustments, annual incentive bonuses, and equity awards for each of the other NEOs.
Role of Independent Compensation Consultant
The Compensation Committee has engaged Frederic W. Cook & Co., Inc. (“FW Cook”) as its independent compensation consultant to assist it in evaluating and analyzing the Company’s executive compensation program. FW Cook provides guidance and recommendations to the Compensation Committee and advises on various topics, including the following:
•Analyzes the annual compensation of each NEO, including the CEO, based on comparisons to the Company’s peer group and comparable industry survey data, including in both cases target and actual total compensation;
•Advises the Compensation Committee on the appropriateness of Management’s recommendations for any changes, other than the CEO’s, to the executives’ compensation;
•Reviews the CEO’s compensation and the design of the CEO’s compensation program and provides recommendations for changes;
•Reviews the Company’s peer group annually and provides recommendations for changes;
•Advises the Compensation Committee on best practices related to oversight and design of the Company’s executive compensation program;
•Reviews compensation design recommendations from the Company’s Management and provides recommendations to the Compensation Committee on the impact of those recommendations;
•Reviews the Company’s equity compensation philosophy and incentive design;
•Reviews the impact of regulatory changes on our NEOs’ and non-employee directors’ compensation;
•Reviews our risk assessment of the Company’s incentive plans and programs;
•Reviews our NEOs’ compensation disclosures;
•Reviews non-employee director compensation; and
•Reviews the Company’s change in control agreements.

In October 2025, the Compensation Committee reviewed FW Cook’s performance, and in December 2025, the Compensation Committee assessed FW Cook’s independence against the independence factors set forth in the applicable Nasdaq Listing Standards. The Compensation Committee determined that FW Cook was independent and reengaged FW Cook for 2026. FW Cook performs no other services for the Company, and its services for the Compensation Committee do not raise any conflicts of interest.
Peer Group
Each year, the Compensation Committee reviews the Company’s peer group with the assistance of its compensation consultant and makes changes as appropriate. In making 2025 compensation decisions, the peer group consisted of the following companies:

Akamai Technologies	Equinix	Jack Henry
ANSYS	F5, Inc.	Paychex
Autodesk	Factset Research Systems	Roper Technologies
Broadridge Financial	Fortinet	Synopsys
Cadence Design Systems	GoDaddy	Teradata
Corpay	Global Payments	Verisk Analytics
At the time the Compensation Committee determined the 2025 peer group, Verisign’s revenue, operating income before depreciation and amortization (“Adjusted Operating Income”), and market capitalization as compared to our 2025 peer group were as follows: first quartile for revenue, second quartile for Adjusted Operating Income, and second quartile for market capitalization.
In October 2025, as part of its annual review of our peer group, the independent compensation consultant provided the Compensation Committee with an evaluation of, and recommendation for, our peer group. The criteria used to evaluate potential peer companies included revenue, market capitalization, free cash flow yield, adjusted operating income growth, use of dividends or buybacks, inclusion in the S&P 500 index and industry. The evaluation also included companies that operate within critical infrastructure industries, similar to Verisign. Based on this review, the Compensation Committee approved the removal of two peer companies, Synopsys and ANSYS, due to the completion of Synopsis’s acquisition of ANSYS in July 2025. The

2026 Proxy Statement	27

Executive Compensation
Compensation Committee also approved the addition of two companies in critical infrastructure industries, Digital Realty Trust and Iridium Communications, Inc. as peers, resulting in an 18-company peer group to be used in setting 2026 compensation.

Base Salary
Based on the review described above under the “Role of the Compensation Committee,” the Compensation Committee approved adjustments to our NEOs’ salaries as summarized in the chart below.

NAME	2024 BASE SALARY	2025 BASE SALARY
D. James Bidzos	$950,000	$950,000
John D. Calys (1)	__	$500,000
George E. Kilguss, III (2)	$555,000	$574,425
Danny R. McPherson (2)	$555,000	$574,425
Thomas C. Indelicarto (2)	$555,000	$574,425
1 Mr. Calys was designated an Executive Officer of the Company on June 1, 2025.
2 In 2025, Messrs. Kilguss, McPherson and Indelicarto received base salary increases to better align with peer group market data.
Annual Incentive Bonus
Our NEOs participate in the Verisign Performance Plan (“VPP”), which is a cash-based annual bonus plan. VPP bonuses are based on the Company’s achievement of financial goals established by the Compensation Committee in advance, as well as individual performance. The Compensation Committee determines the target annual incentive opportunity for each of our NEOs based on a comparison to our peer group and FW Cook’s executive compensation report. No adjustments were made to NEO bonus targets for 2025 as they remained aligned both internally and externally with peer group market data. For 2025, the Compensation Committee approved the following unchanged VPP bonus targets as a percentage of base salary for our NEOs:

NEOS	2025 BONUS TARGET AS A % OF BASE SALARY
D. James Bidzos	150%
John D. Calys[1]	100%
George E. Kilguss, III	100%
Danny R. McPherson	100%
Thomas Indelicarto	100%
1 Upon appointment to Chief Financial Officer on June 1, 2025, Mr. Calys' target was increased to 100%. His actual 2025 bonus was prorated to account for his pre-appointment target of 60% and pre-appointment salary.
The Compensation Committee approves the actual annual incentive award payments for our NEOs after reviewing the Company’s and the individual’s performance. The Company’s performance determines the initial level of funding for the annual incentive bonus pool. The Compensation Committee then considers, and approves or amends as appropriate, the CEO’s recommendations for modifying any individual award above or below that level of funding based on an assessment of each NEO’s performance, and the Board’s assessment of the CEO’s performance. All annual bonus awards are subject to a maximum of 175% of the NEO’s target bonus under the VPP.
The Company’s performance goals for the 2025 VPP were approved by the Compensation Committee in December 2024 and were based on two financial measures, weighted equally: (i) revenue and (ii) operating margin. The Company’s 2025 performance must have equaled or exceeded 98% of the established target for either revenue or operating margin before any funding of the bonus pool may occur. The table below illustrates different achievement levels for funding of the 2025 VPP bonus pool (threshold, target, and maximum) for each of these financial measures. The table also illustrates adjusted actual revenue and operating margin achieved for 2025 and the corresponding funding levels that resulted in an 111.3% funding for the 2025 VPP bonus pool.

28	VeriSign, Inc.

Executive Compensation
The chart below indicates the Compensation Committee’s approved annual incentive bonus award for each NEO under the 2025 VPP. All of our NEOs received a bonus payment at the funding multiplier level with no further adjustment.

NAME	2025 BASE SALARY	BONUS TARGET AS A % OF BASE SALARY	2025 ACTUAL BONUS PAYMENT
			FUNDING MULTIPLIER AS A % OF TARGET	ACTUAL PAYOUT AS A % OF TARGET	ACTUAL PAYOUT AMOUNT
D. James Bidzos	$950,000	150%	111.3%	111.3%	$1,586,025
John D. Calys[1]	$500,000	100%	111.3%	111.3%	$434,933
George E. Kilguss, III[2]	$574,425	100%	—	—	—
Danny R. McPherson	$574,425	100%	111.3%	111.3%	$639,335
Thomas C. Indelicarto	$574,425	100%	111.3%	111.3%	$639,335
1 Mr. Calys’s bonus target and actual payment were prorated to account for his bonus target of 60% and his base salary prior to his appointment to Chief Financial Officer on June 1, 2025.
2 Mr. Kilguss retired from the company in May 31, 2025, and as such, he did not receive a bonus under the 2025 VPP.

Long-Term Incentive Compensation
Equity-based grants are a key element of our total compensation program, and we issue them in accordance with our Amended and Restated VeriSign, Inc. 2006 Equity Incentive Plan (the “2006 Plan”). Consistent with our compensation philosophy, we believe it is important that these awards have a performance component and that they are based in part on TSR. Individual target award amounts are based on several factors including competitiveness as determined by data provided by our compensation consultant, job responsibilities, individual contributions, and the future potential of the NEO.
In 2025, the Compensation Committee granted (i) a long-term equity award to Mr. Bidzos consisting of 60% performance-based restricted stock units (“PSUs”) and 40% time-based restricted stock units (“RSUs”) and (ii) long-term equity awards to our other NEOs consisting of 50% PSUs and 50% RSUs. The RSUs provide strong retention value for our executive talent as they vest ratably over four years (25% on the first anniversary of the grant date and 6.25% on each quarterly anniversary thereafter), subject to continued employment. They are also directly linked to changes in stockholder value as their value goes up or down in connection with Verisign’s stock price. The performance metrics associated with the 2025 PSUs consist of two measures, each measured over a three-year performance period from January 1, 2025 through December 31, 2027. These measures are: (i) compound annual growth rate (“CAGR”) of the Company’s operating income and (ii) TSR of Verisign compared to the TSR of the S&P 500 Index. The number of PSUs earned may range from 75% to 150% of the target award based on CAGR of operating income for the performance period, but no more than 100% of the target may be earned unless the TSR of Verisign equals or outperforms the TSR of the S&P 500 Index for the performance period. We believe that these performance metrics coincide with the interests of our stockholders, create a long-term performance focus, and complement the performance metrics underlying the Company’s short-term annual cash incentive plan. Cliff vesting after the three-year performance period of the 2025 PSUs supports long-term alignment with stockholder value and provides strong retention of the Company’s NEOs.
The Compensation Committee granted equity awards on the basis described above to our NEOs on February 10, 2025 at its regularly scheduled meeting. Before determining the number of PSUs and RSUs to be granted to each NEO, the Compensation Committee determined the total dollar value of the target awards it wished to make to each NEO. The target number of PSUs granted to each of our NEOs was determined by dividing the total dollar value of the target award by the closing stock price on the date of grant rounded down to the nearest whole number of shares.

2026 Proxy Statement	29

Executive Compensation
The chart below shows the equity awards granted to each NEO in 2025:

	2025 EQUITY GRANTS
NAME	TOTAL MARKET VALUE OF EQUITY GRANT(1)	GRANT DATE FAIR VALUE PER SHARE	TIME-BASED RSUs GRANTED(2)	TARGET PSUs GRANTED(3)
D. James Bidzos	$12,999,929	$222.24	23,398	35,097
John D. Calys(4)	$2,499,488	$222.24, $275.56	5,014	5,014
George E. Kilguss, III(5)	$3,501,613	$222.24	7,878	7,878
Danny R. McPherson(6)	$4,399,438	$222.24, $275.56	9,724	9,724
Thomas C. Indelicarto	$3,699,852	$222.24	8,324	8,324
(1)The total market value of the equity award is the combined value of RSUs and PSUs based on the grant date fair value per share.
(2)25% vested on February 15, 2026, and the remainder vests ratably, 6.25% each quarter for three years thereafter.
(3)The number of target PSUs granted represents shares that would be earned based on achievement at 100% of target. The performance period is January 1, 2025 through December 31, 2027. Vesting occurs after the performance achievement has been certified by the Compensation Committee and the Company has received an unqualified signed opinion on the Company’s financial statements for the year ending December 31, 2027 from its independent registered public accounting firm.
(4)Prior to his promotion to Chief Financial Officer, Mr. Calys received a grant with a value of $1,099,644 (2,474 time-based RSUs and 2,474 target PSUs) on February 10, 2025 based on the grant date fair value per share of $222.24. He received an additional grant with a value of $1,399,845 (2,540 time-based RSUs and 2,540 target PSUs) on June 2, 2025 based on the grant date fair value per share of $275.56 in connection with his promotion.
(5)Mr. Kilguss’s equity awards were forfeited upon his retirement in May 2025.
(6)Mr. McPherson received a grant with a value of $3,999,876 (8,999 time-based RSUs and 8,999 target PSUs) on February 10, 2025 based on a grant date fair value per share of $222.24. He received an additional grant with a value of $399,562 (725 time-based RSUs and 725 target PSUs) on June 2, 2025 based on the grant date fair value per share of $275.56.

Vesting of PSUs Granted in 2023
In February 2023, the Compensation Committee granted PSUs with a performance period of January 1, 2023 through December 31, 2025 to our NEOs. The number of PSUs that could be earned ranged from 50% to 200% of the target award based on CAGR of operating income for the performance period, but no more than 100% of target could be earned unless the TSR of Verisign equaled or outperformed the TSR of the S&P 500 Index for the performance period. In order to receive an award of 100% of the PSUs granted, attainment of 8.8% CAGR of operating income was necessary. Attainment of at least 12.8% CAGR of operating income was required to earn 200% of the PSUs granted. In February 2026, the Compensation Committee reviewed the Company’s performance against the performance goals for these PSUs. The CAGR of operating income for the performance period was 5.9% compared to the target of 8.8%. This resulted in a calculated achievement of 64% of target. The chart below shows the number of PSUs that were determined to be earned and vested in February 2026 based on achievement of the performance goals for the performance period. The number of PSUs in the table below do not include dividend equivalent RSUs that vested with the awards.

NAME	TOTAL PSUs GRANTED IN 2023	GOAL ACHIEVEMENT	ACTUAL PSUs EARNED AND VESTED IN FEBRUARY 2026
D. James Bidzos	28,186	64%	18,039
John D. Calys	1,996	64%	1,277
Danny R. McPherson	7,516	64%	4,810
Thomas C. Indelicarto	7,516	64%	4,810
Note: Mr. Kilguss retired from the Company in May 2025, and as such, his 2023 PSUs were forfeited.
Other Features of our Executive Compensation Program
Recovery of Incentive Compensation
Effective October 2, 2023, we modified our compensation recoupment policy such that it now is intended to comply with the requirements of Nasdaq Listing Standard 5608 implementing Rule 10D-1 under the Securities Exchange Act of 1934. In the event the Company is required to prepare an accounting restatement of the Company’s financial statements due to material non-compliance with any financial reporting requirement under the federal securities laws, the Company will recover, on a reasonably prompt basis, the excess incentive-based compensation received by any covered executive, including the NEOs, during the prior three fiscal years that exceeds the amount that the covered executive otherwise would have received had the incentive-based compensation been determined based on the restated financial statements.

30	VeriSign, Inc.

Executive Compensation
Equity Award Practices
The Compensation Committee approves all equity awards granted to our NEOs, the aggregate annual equity pool for all employees, employee grant guidelines, and all equity awards granted to eligible employees during the annual grant process, which generally takes place in February. A separate grant committee makes equity awards to non-executives at times other than the annual grant process. Our equity compensation programs do not currently include annual or periodic stock option awards. The Company does not take material nonpublic information into account when determining the timing and terms of equity awards, and the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Benefits
We generally do not provide our NEOs with any benefits other than those provided to all of our other U.S.-based employees. All of our U.S.-based employees are eligible for medical, dental and vision insurance, life insurance, short and long-term disability, paid time off, an employee stock purchase plan, and a qualified 401(k) salary deferral plan. None of our NEOs are eligible to participate in any defined pension plans or non-qualified defined compensation plans.
Severance or Employment Agreements
We generally do not enter into severance or employment agreements with our NEOs (except as described below), nor do we provide severance or other benefits following voluntary termination. However, the Compensation Committee may determine in special circumstances that providing such severance payments or benefits or entering into employment agreements is necessary to attract an NEO or for other business considerations.
Change in Control and Retention Agreements
We have entered into change in control and retention agreements with our NEOs. These agreements provide for change in control severance benefits and payments in the event the NEO’s employment is terminated in connection with a change in control of the Company. These agreements are “double trigger” agreements which means the NEOs will only be eligible for payments under the agreements if both a change in control of the Company occurs and the NEO’s employment is terminated without cause (or by the NEO for good reason) within 24 months of the change in control.
The Compensation Committee believes these agreements are necessary to attract and retain executive talent and to remove any potential conflicts of interests of our NEOs when making decisions related to potentially beneficial corporate transactions. The Compensation Committee periodically reviews the provisions of these agreements with its compensation consultant and makes adjustments as necessary to encourage alignment of NEOs’ interests with stockholders’ interests. The compensation consultant advised the Compensation Committee that the agreements were consistent with best practices, which include double trigger benefits, severance multiples less than or equal to 2x base salary and target bonus, and no tax-gross up provision. Based on the compensation consultant’s analysis and the Compensation Committee’s review, no changes were made to the benefits provided under the agreements in 2025. The CEO’s change in control agreement provides for a severance payment of 2x base salary and a bonus payment of 2x target bonus plus the cash equivalent of two years of continuation of health benefits if he participates in the Company’s health plans as of the date of his termination. The other terms of his change in control agreement are the same as the other NEOs. Additional details about these agreements, including potential payments, may be found in the “Potential Payments Upon Termination or Change in Control” section and the “Termination and Change in Control Benefit Estimates as of December 31, 2025” table below in this Proxy Statement.
Risk Assessment
In 2025, we performed a comprehensive assessment of our compensation policies and program design to determine whether risks arising under them would be reasonably likely to have a material adverse effect on the Company. The Compensation Committee reviewed Management’s risk assessment, which considered each element of our compensation programs and policies. Management’s risk assessment (which included input from FW Cook) determined that none of our compensation policies and programs creates a risk that is reasonably likely to have a material adverse effect on the Company.

2026 Proxy Statement	31

Executive Compensation
Compensation Committee Report
The Compensation Committee has reviewed the Compensation Discussion and Analysis included in this Proxy Statement. Based on the review, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

This report is submitted by the Compensation Committee

Courtney D. Armstrong (Chairperson)
Jamie S. Gorelick
Debra W. McCann
Compensation Committee Interlocks and Insider Participation
The members of the Compensation Committee during 2025 were Courtney D. Armstrong, Jamie S. Gorelick, and Debra W. McCann. Thomas F. Frist III and Timothy Tomlinson served as members until their resignations in 2025. All of the members of the Compensation Committee during 2025 were independent directors, and none of the members of the Compensation Committee during 2025 were employees or officers or former officers of Verisign during the prior three years, as required for director independence under the applicable Nasdaq Listing Standards. No Executive Officer of Verisign has served on the Compensation Committee (or other board committee performing equivalent functions, if any) or the board of directors of another entity, one of whose executive officers served as a member of the Compensation Committee of Verisign during 2025; and no Executive Officer of Verisign has served on the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a member of our Board during 2025.

32	VeriSign, Inc.

Executive Compensation Tables
Summary Compensation Table
The following table sets forth certain summary information concerning the compensation of our NEOs for 2025, 2024, and 2023.

NAMED EXECUTIVE OFFICER AND PRINCIPAL POSITION	YEAR	SALARY ($)(1)	STOCK AWARDS ($)(2)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(3)	ALL OTHER COMPENSATION ($)(4)(5)	TOTAL ($)
D. James Bidzos	2025	950,000	12,999,929	1,586,025	720	15,536,674
Executive Chairman, President and	2024	950,000	11,732,383	1,372,275	720	14,055,378
Chief Executive Officer	2023	950,000	9,999,781	1,265,400	30,720	12,245,901
John D. Calys	2025	450,760	2,499,488	434,933	12,405	3,397,586
Executive Vice President,
Chief Financial Officer
George E. Kilguss, III (6)	2025	325,649	3,501,613	—	112,050	3,939,312
Former Executive Vice President,	2024	555,000	3,501,619	534,465	12,220	4,603,304
Chief Financial Officer	2023	554,231	3,199,862	492,840	11,970	4,258,903
Danny R. McPherson	2025	571,437	4,399,438	639,335	12,470	5,622,680
Executive Vice President,	2024	555,000	3,501,619	534,465	12,220	4,603,304
Technology and Chief Security Officer	2023	554,231	3,199,862	492,840	11,970	4,258,903
Thomas C. Indelicarto	2025	571,437	3,699,852	639,335	720	4,911,344
Executive Vice President,	2024	555,000	3,501,619	534,465	720	4,591,804
General Counsel and Secretary	2023	548,846	3,199,862	492,840	720	4,242,268
(1)Includes, where applicable, amounts electively contributed by each NEO to our 401(k) Plan. The amounts reported represent base salaries paid to each of the NEOs for the applicable fiscal year. Annual base salary for U.S. salaried employees is paid on a bi-weekly schedule over 26 pay periods.
(2)Amounts shown represent the aggregate grant date fair value, which is based on the closing share price on the date of the grant. Amounts for PSUs, which are subject to performance and market conditions, are based upon the probable outcome of the performance conditions as of the grant date of the award (i.e., the CAGR of operating income for the performance period). Amounts shown for 2025 include the following for PSUs: Mr. Bidzos, $7,799,957; Mr. Calys, $1,249,744; Mr. Kilguss, $1,750,807; Mr. McPherson $2,199,719; and Mr. Indelicarto, $1,849,926. The value for PSUs granted in 2025, at the maximum achievement level (i.e., 150% payout) would be the following: Mr. Bidzos, $11,699,936; Mr. Calys $1,874,616; Mr. Kilguss, $2,626,210; Mr. McPherson $3,299,578; and Mr. Indelicarto, $2,774,889. Amounts reported here may differ from the sum of amounts reported elsewhere in this document due to rounding.
(3)Amounts shown are for non-equity incentive plan compensation earned during the year indicated but paid in the following year, which for 2025 reflects the annual incentive bonuses earned under the 2025 VPP.
(4)Amounts in “All Other Compensation” for 2025 include, where applicable, matching contributions made by the Company to the VeriSign, Inc. 401(k) Plan, life insurance payments and accidental death and dismemberment insurance payments. Includes $100,000 of consulting fees paid to Mr. Kilguss pursuant to a consulting agreement following his retirement.
(5)The Compensation Committee approved a fee payment of $30,000 in 2023 on behalf of Mr. Bidzos in connection with a pre-acquisition notification filing under the Hart-Scott-Rodino Act.
(6)Mr. Kilguss retired from the company in May 2025, and as such, he did not receive a bonus under the 2025 VPP. His unvested stock awards were forfeited upon his retirement.

2026 Proxy Statement	33

Executive Compensation Tables
Grants of Plan-Based Awards in 2025
The following table shows all plan-based awards granted to our NEOs for 2025 under annual and long-term plans.

		ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)(3)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($)(4)
NAMED EXECUTIVE OFFICER	GRANT DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
D. James Bidzos	N/A	356,250	1,425,000	2,493,750	—	—	—	—	—
	2/10/2025	—	—	—	26,323	35,097	52,646	—	7,799,957
	2/10/2025	—	—	—	—	—	—	23,398	5,199,972
John D. Calys(5)	N/A	97,694	390,775	683,856	—	—	—	—	—
	2/10/2025	—	—	—	1,856	2,474	3,711	—	549,822
	2/10/2025	—	—	—	—	—	—	2,474	549,822
	6/2/2025	—	—	—	1,905	2,540	3,810	—	699,922
	6/2/2025	—	—	—	—	—	—	2,540	699,922
George E. Kilguss, III	N/A	143,606	574,425	1,005,244	—	—	—	—	—
	2/10/2025	—	—	—	5,909	7,878	11,817	—	1,750,807
	2/10/2025	—	—	—	—	—	—	7,878	1,750,807
Danny R. McPherson	N/A	143,606	574,425	1,005,244	—	—	—	—	—
	2/10/2025	—	—	—	6,749	8,999	13,499	—	1,999,938
	2/10/2025	—	—	—	—	—	—	8,999	1,999,938
	6/2/2025	—	—	—	544	725	1,088	—	199,781
	6/2/2025	—	—	—	—	—	—	725	199,781
Thomas C. Indelicarto	N/A	143,606	574,425	1,005,244	—	—	—	—	—
	2/10/2025	—	—	—	6,243	8,324	12,486	—	1,849,926
	2/10/2025	—	—	—	—	—	—	8,324	1,849,926
(1)Each of our NEOs received an annual cash bonus under the VPP as described in “Compensation Discussion and Analysis” earlier in this Proxy Statement. The actual amount of the annual cash bonus paid to the NEOs is reflected in the Summary Compensation Table above.
(2)Each of our NEOs was awarded PSUs on February 10, 2025, to be earned based on Company performance and subject to a relative TSR achievement threshold in 2027 and determination to be made after the end of 2027. The maximum value set forth in the third column of “Estimated Future Payouts Under Equity Incentive Plan Awards” is described in footnote (2) of the Summary Compensation Table, and the target value set forth in the second column of “Estimated Future Payouts Under Equity Incentive Plan Awards” was included in the “Stock Awards” column of the Summary Compensation Table.
(3)With the exception of the grant to Mr. Kilguss whose award was forfeited upon his retirement in May 2025, the RSU awards vested 25% of the total award on February 15, 2026, and the remainder vests 6.25% of the total award each quarter thereafter, until fully vested.
(4)Under the applicable FASB ASC Topic 718 rules, the total amount reported in this column represents the fair value of the 2025 PSU or RSU award on its “grant date” (i.e., the date the Compensation Committee approved each award), based (i) for a PSU, upon the then-probable outcome of the CAGR of operating income performance condition (i.e., the target value of the award), and (ii) for an RSU award upon the full number of shares subject to the award. See Note 9 to our 2025 financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025, regarding assumptions underlying the valuation of these awards, and footnote (2) to the Summary Compensation Table for additional information.
(5)Mr. Calys’s bonus target was prorated to account for his pre-appointment bonus target of 60% and his base salary prior to his appointment to Chief Financial Officer on June 1, 2025.

34	VeriSign, Inc.

Executive Compensation Tables
Outstanding Equity Awards at 2025 Year-End
The following table shows all outstanding equity awards held by our NEOs as of the end of 2025 granted under the 2006 Plan.

		STOCK AWARDS
NAMED EXECUTIVE OFFICER	GRANT DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)(1)(6)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(2)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)(6)		EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(2)
D. James Bidzos	2/14/2022	1,062	258,013	—		—
	2/13/2023	5,921	1,438,507	—		—
	2/13/2023	—	—	18,196	(3)	4,420,718
	2/12/2024	13,596	3,303,148	—		—
	2/12/2024	—	—	36,259	(4)	8,809,124
	2/10/2025	23,602	5,734,106	—		—
	2/10/2025	—	—	53,105	(5)	12,901,860
John D. Calys	2/14/2022	118	28,668	—		—
	2/13/2023	626	152,087	—		—
	2/13/2023	—	—	1,288	(3)	312,920
	2/12/2024	1,447	351,549	—		—
	2/12/2024	—	—	2,575	(4)	625,596
	2/10/2025	2,496	606,403	—		—
	2/10/2025	—	—	3,743	(5)	909,362
	6/2/2025	2,555	620,737	—		—
	6/2/2025	—	—	3,832	(5)	930,984
Danny R. McPherson	2/14/2022	354	86,004	—		—
	4/25/2022	119	28,911	—		—
	2/13/2023	2,366	574,820	—		—
	2/13/2023	—	—	4,852	(3)	1,178,793
	2/12/2024	5,071	1,231,999	—		—
	2/12/2024	—	—	9,018	(4)	2,190,923
	2/10/2025	9,078	2,205,500	—		—
	2/10/2025	—	—	13,616	(5)	3,308,007
	6/2/2025	729	177,111	—		—
	6/2/2025	—	—	1,094	(5)	265,787
Thomas C. Indelicarto	2/14/2022	354	86,004	—		—
	2/13/2023	2,366	574,820	—		—
	2/13/2023	—	—	4,852	(3)	1,178,793
	2/12/2024	5,071	1,231,999	—		—
	2/12/2024	—	—	9,018	(4)	2,190,923
	2/10/2025	8,397	2,040,051	—		—
	2/10/2025	—	—	12,595	(5)	3,059,955
George E. Kilguss, III		—	—	—		—
(1)The RSU awards vest 25% of the total award on approximately the first anniversary of the date of grant and then vests 6.25% of the total award each quarter thereafter until fully vested.
(2)The market value is calculated by multiplying the number of shares by the closing price of our common stock on December 31, 2025, which was $242.95 per share.
(3)The Compensation Committee granted PSUs on February 13, 2023, to be earned based on Company performance in 2023, 2024, and 2025 as determined after the end of 2025. The number of shares shown reflects actual achievement of 64% of target. These PSUs vested on the

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Executive Compensation Tables
date the Company received an unqualified signed opinion on the Company’s financial statements from its independent registered public accounting firm on February 5, 2026.
(4)The Compensation Committee granted PSUs on February 12, 2024, to be earned based on Company performance in 2024, 2025, and 2026 as determined after the end of 2026. The number of shares shown reflects achievement of the target performance level based on Company performance and relative TSR of Verisign compared to the TSR of the S&P 500 for 2024 and 2025.
(5)The Compensation Committee granted PSUs on February 10, 2025, and on June 2, 2025, to be earned based on Company performance in 2025, 2026, and 2027 as determined after the end of 2027. The number of shares shown reflects achievement of the maximum performance level based on Company performance and relative TSR of Verisign compared to the TSR of the S&P 500 for 2025.
(6)Outstanding share numbers include dividend equivalent RSUs issued to officers as a result of dividends declared and paid during 2025.
Note: All of Mr. Kilguss’s outstanding awards were forfeited upon his retirement in May 2025.
Stock Vested in 2025
The following table shows all stock awards vested and the value realized upon vesting by our NEOs during 2025. No stock options were exercised by any of our NEOs during 2025.

	STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(1)
D. James Bidzos	39,110	9,402,973
John D. Calys	3,579	867,498
George E. Kilguss, III	9,782	2,318,262
Danny McPherson	12,564	3,047,229
Thomas C. Indelicarto	11,647	2,831,670
(1)The value realized upon vesting is calculated by multiplying the number of shares that vested by the closing price of our common stock on the vesting date.
Potential Payments Upon Termination or Change in Control
Except as described below, we have no formal severance program for our NEOs, each of whom is employed at will and therefore can be terminated at any time.
Treatment of Equity Upon Death or Disability or Termination for any Other Reason
In the event of termination due to death or disability, outstanding equity awards will be treated as follows:
•RSUs – unvested RSUs shall accelerate in full according to the terms in the applicable award agreements.
•PSUs – if such termination occurs during the applicable performance period and before the conclusion of such performance period, then such PSUs will accelerate and vest at target; if such termination occurs after the conclusion of the applicable performance period and before the award for such performance period has been paid, then the PSUs will fully accelerate based upon the actual achievement level.
In the event of a termination for any other reason, all unvested equity awards are forfeited for no consideration.
Change in Control Agreements
Each of our NEOs is party to a change in control and retention agreement (the “CIC Agreements”). Under the CIC Agreements, each of the NEOs is entitled to receive severance benefits if, within the twenty-four months following a “change in control” (or under certain circumstances, during the six-month period preceding a change in control), the NEO’s employment is terminated by the Company or its successor without “cause” or by the NEO for “good reason” (referred to as a “qualified termination”). The terms and conditions of the CIC Agreements are described below.
Under the CIC Agreements, “change in control” means:
•any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities of the Company under an employee benefit plan of the Company or its subsidiaries, becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly (excluding, for purposes of this

36	VeriSign, Inc.

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Section, securities acquired directly from the Company), of securities of the Company representing at least 35% of (A) the then-outstanding shares of common stock of the Company or (B) the combined voting power of the Company’s then-outstanding securities;
•the consummation of a merger or consolidation, or series of related transactions, which results in the voting securities of the Company outstanding immediately prior thereto failing to continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), directly or indirectly, at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;
•a change in the composition of the Board occurring within a 24-month period, as a result of which fewer than a majority of the directors are incumbent directors;
•the sale or disposition of all or substantially all of the Company’s assets (or consummation of any transaction, or series of related transactions, having similar effect); or
•stockholder approval of the dissolution or liquidation of the Company.
Under the CIC Agreements, “cause” means:
•an NEO’s willful and continued failure to substantially perform the NEOs duties after written notice providing the NEO with 90 days from the date of the NEO’s receipt of such notice in which to cure;
•an NEO’s conviction for a felony involving moral turpitude or a plea of guilty or no contest to the same;
•an NEO’s willful misconduct or gross negligence resulting in material harm to the Company; or
•an NEO’s willful violation of the Company’s policies resulting in material harm to the Company.
Under the CIC Agreements, “good reason” means:
•a change in the NEO’s authority, duties, or responsibilities that is inconsistent in any material and adverse respect from the NEO’s authority, duties, and responsibilities immediately preceding the change in control;
•a reduction in the NEO’s base salary compared to the NEO’s base salary immediately preceding the change in control, except for an across-the-board reduction of not more than 10% of base salary applicable to all senior executives of the Company;
•a reduction in the NEO’s bonus opportunity of 5% or more from the NEO’s bonus opportunity immediately preceding the change in control, except for an across-the-board reduction applicable to all senior executives of the Company;
•a failure to provide the NEO with long-term incentive opportunities that in the aggregate are at least comparable to the long-term incentives provided to other senior executives at the Company;
•a reduction of at least 5% in aggregate benefits that the NEO is entitled to receive under all employee benefit plans of the Company following a change in control compared to the aggregate benefits the NEO was eligible to receive under all employee benefit plans maintained by the Company immediately preceding the change in control;
•a requirement that the NEO be based at any office location more than 40 miles from the NEO’s primary office location immediately preceding the change in control, if such relocation increases the NEO’s commute by more than 10 miles from the executive’s principal residence immediately preceding the change in control; or
•the failure of the Company to obtain the assumption of the agreement from any successor as provided in the agreement.
If a change in control occurs and the NEO experiences a qualifying termination and timely delivers a general release agreement, the CIC Agreements provide that Verisign will make the following payments and provide the following benefits to the NEO:
•a lump sum equal to the pro rata target bonus for the year in which the NEO was terminated;
•a lump sum equal to 100% (or 200% for the CEO) of the sum of (i) the NEO’s annual base salary plus (ii) the average of the NEO’s target annual bonus amount for the last three full fiscal years prior to a change in control, or, if the NEO was employed by the Company for fewer than three full fiscal years preceding the fiscal year in which the change in control occurs, the average target bonus for the number of full fiscal years the NEO was employed by the Company before the change in control or the target bonus for the fiscal year in which the change in control occurs if the NEO was not eligible to receive a bonus from the Company during any of the prior three fiscal years; the applicable multiples are 200% of the annual base salary and bonus for the CEO and 100% of the annual base salary and bonus for other NEO participants;
• reimbursement of the total cost of the NEO’s premiums that would be required to provide health insurance coverage, for 12 months (or 24 months for the CEO);
•immediate acceleration of vesting of all of the NEO’s unvested stock options and RSUs; and
•immediate acceleration of vesting of the NEO’s unvested PSUs, and if the performance period has not been completed, the amount payable is computed as if the performance has been satisfied at the target level.
The following table shows the equity awards that would have vested for our NEOs as of December 31, 2025, as well as the additional cash compensation payable to our NEOs, if any, under the change in control and termination scenarios described

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Executive Compensation Tables
above if a change in control had occurred on such date. The value of the accelerated equity is based on the closing price of our common stock on December 31, 2025, which was $242.95 per share.

TERMINATION AND CHANGE IN CONTROL BENEFIT ESTIMATES AS OF DECEMBER 31, 2025

	VALUE OF CASH AND CONTINUED HEALTH BENEFITS ($)	VALUE OF ACCELERATED STOCK AWARDS ($)
NAMED EXECUTIVE OFFICER	CHANGE IN CONTROL PLUS QUALIFYING TERMINATION(1)	DEATH, DISABILITY OR CHANGE IN CONTROL PLUS QUALIFYING TERMINATION(2)(3)
D. James Bidzos	6,190,067	35,051,583
John D. Calys	1,570,657	4,101,121
Danny R. McPherson	1,733,896	10,719,805
Thomas C. Indelicarto	1,731,650	10,005,706
(1)To the extent any payments made or benefits provided upon termination of an NEO’s employment constitute deferred compensation subject to Section 409A of the Internal Revenue Code, payment of such amounts or provision of such benefits will be delayed for six months after the NEOs separation from service if and to the extent required under Section 409A of the Internal Revenue Code.
(2)If the equity awards held by the NEO are not assumed upon a change in control or the consideration to be received by stockholders consists of substantially all cash, then all such equity awards shall have their vesting and exercisability accelerated in full immediately prior to the change in control regardless of whether there is a qualifying termination.
(3)All unvested PSUs included in the amounts accelerated are shown at the target achievement levels as achievement of the performance criteria had not been certified by the Compensation Committee as of December 31, 2025.
Note: Mr. Kilguss retired effective May 31, 2025 and did not receive any severance or other termination benefits in connection with his departure.

38	VeriSign, Inc.

Executive Compensation Tables
Equity Compensation Plan Information
The following table sets forth information about our common stock that may be issued upon the exercise of options, warrants, and rights under our existing equity compensation plans as of December 31, 2025.

	EQUITY COMPENSATION PLAN INFORMATION
	(A)	(B)	(C)
PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(1)	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A))

Equity compensation plans approved by stockholders(2)	715,376	$0.00	8,923,829
Equity compensation plans not approved by stockholders	—	—	—
Total	715,376	$0.00	8,923,829
(1)Only includes shares subject to RSUs and the target number of shares subject to PSUs outstanding as of December 31, 2025 that were granted under the 2006 Plan. Excludes purchase rights accruing under the 2007 Employee Stock Purchase Plan (the “2007 Purchase Plan”), which has a remaining stockholder-approved reserve of 2,680,715 shares as of December 31, 2025. There are no outstanding options or warrants.
(2)Includes the 2006 Plan and the 2007 Purchase Plan.
(3)Consists of shares available for future issuance under the 2006 Plan and the 2007 Purchase Plan. As of December 31, 2025, an aggregate of 6,243,114 shares and 2,680,715 shares of common stock were available for issuance under the 2006 Plan and the 2007 Purchase Plan, respectively, including 52,619 shares purchased under the 2007 Purchase Plan in January 2026. In addition to options and RSUs, shares can be granted under the 2006 Plan pursuant to stock appreciation rights, restricted stock awards, stock bonuses and performance shares.
CEO Pay Ratio
Item 402(u) of Regulation S-K requires disclosure of the ratio of the annual total compensation of our CEO, Mr. Bidzos, to the annual total compensation of our median employee. For 2025, the annual total compensation of the median employee was $233,491 and the annual total compensation of our CEO, as reported in the Summary Compensation Table in “Executive Compensation” above in this Proxy Statement, was $15,536,674.
Based on this information for 2025, the ratio of our CEO’s annual total compensation to the annual total compensation of our median employee was 67:1. We believe this pay ratio is a reasonable estimate calculated in a manner consistent with applicable rules of the SEC using the data and assumptions summarized below. The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.
The 2025 median employee was determined based on the total 2025 target direct compensation for all of our employees (other than our CEO), who were employed as of December 31, 2025, consistent with the approach taken for our 2024 CEO pay ratio determination. For purposes of this pay ratio, we defined target direct compensation as the sum of annual base salary determined as of December 31, 2025, target annual bonus for the 2025 performance year, and the grant date value of annual equity grants in 2025. We applied our compensation measure consistently to all of our employees. Salaries for international employees were converted to U.S. dollars based on the applicable foreign exchange rates as of December 31, 2025. Once we identified our 2025 median employee, we then determined that employee’s annual total compensation in the same manner that we determine the total compensation of our NEOs for purposes of the Summary Compensation Table disclosed above. This 2025 total compensation amount for our median employee was then compared to the 2025 total compensation of our CEO as reported in the Summary Compensation Table to determine the pay ratio.

2026 Proxy Statement	39

Executive Compensation Tables
Pay Versus Performance
In accordance with Item 402(v) of Regulation S-K, the following table sets forth the specified executive compensation for our NEOs and financial performance measures for 2025, 2024, 2023, 2022, and 2021. For additional information regarding how we align executive compensation with Company performance, see “Compensation Discussion and Analysis” of this Proxy Statement.

YEAR	SUMMARY COMPENSATION TABLE TOTAL FOR PEO ($)(1)	COMPENSATION ACTUALLY PAID TO PEO ($)(1)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NAMED EXECUTIVE OFFICERS ($)(1)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NAMED EXECUTIVE OFFICERS ($)(1)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON(2):		NET INCOME ($ MILLIONS)	COMPANY SELECTED MEASURE
					TOTAL STOCKHOLDER RETURN ($)	PEER GROUP TOTAL STOCKHOLDER RETURN ($)		OPERATING INCOME ($ MILLIONS)
2025	15,536,674	24,214,787	4,467,731	3,847,879	113	258	825.7	1,121.0
2024	14,055,378	11,771,627	4,385,684	1,682,364	96	208	785.7	1,058.2
2023	12,245,901	10,211,950	4,346,386	3,808,732	95	152	817.6	1,000.6
2022	11,279,094	6,638,117	3,923,918	2,623,730	95	97	673.8	943.1
2021	10,118,565	13,339,664	3,450,115	4,459,575	117	135	784.8	866.8
(1)In all five years presented, Mr. Bidzos was our Principal Executive Officer (“PEO”). The non-PEO NEOs during 2025 were Messrs. Kilguss, Calys, McPherson, and Indelicarto; Mr. Calys is not included in 2021 through 2024 as he was appointed an executive officer on June 1, 2025. The non-PEO NEOs during 2024, 2023 and 2022 were Messrs. Strubbe, Kilguss, McPherson, and Indelicarto. For 2021, the non-PEO NEOs were Messrs. Strubbe, Kilguss, and Indelicarto; Mr. McPherson is not included in 2021 as he was appointed an executive officer on July 26, 2022. Equity values in the “Compensation Actually Paid” columns for the PEO and the average of the non-PEO NEOs are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant.
(2)TSR based on initial investment of $100 made at the end of 2020 and reflects cumulative change since that time. Peer group represents the S&P 500 Information Technology Sector Index.
The following table details the adjustments made to the Summary Compensation Table totals to arrive at the Compensation Actually Paid (“CAP”) amounts in the table above, calculated in accordance with Item 402(v) of Regulation S-K.

	SUMMARY COMPENSATION TABLE TOTAL ($)	DEDUCT SUMMARY COMPENSATION TABLE STOCK AWARDS ($)	ADD YEAR-END VALUE OF UNVESTED EQUITY GRANTED IN YEAR ($)	ADD YEAR OVER YEAR CHANGE IN VALUE OF UNVESTED EQUITY GRANTED IN PRIOR YEARS ($)	ADD CHANGE IN VALUE FROM PRIOR YEAR END TO VESTING DATE OF VESTED EQUITY GRANTED IN PRIOR YEARS ($)	LESS VALUE OF AWARDS FORFEITED IN YEAR ($)	COMPENSATION ACTUALLY PAID
PEO
2025	15,536,674	(12,999,929)	17,110,240	3,260,536	1,307,266	—	24,214,787
2024	14,055,378	(11,732,383)	12,398,560	(2,463,415)	(486,513)	—	11,771,627
2023	12,245,901	(9,999,781)	9,675,177	(1,817,882)	108,535	—	10,211,950
2022	11,279,094	(8,999,846)	8,657,652	(2,844,873)	(1,453,910)	—	6,638,117
2021	10,118,565	(7,749,845)	9,927,154	1,714,160	(670,370)	—	13,339,664
AVERAGE NON-PEO NEO
2025	4,467,731	(3,525,098)	3,277,578	529,654	321,975	(1,223,961)	3,847,879
2024	4,385,684	(3,501,130)	2,775,334	(493,722)	(135,292)	(1,348,510)	1,682,364
2023	4,346,386	(3,274,792)	3,168,489	(473,958)	42,607	—	3,808,732
2022	3,923,918	(2,874,881)	2,766,660	(756,083)	(435,884)	—	2,623,730
2021	3,450,115	(2,399,993)	3,074,268	509,712	(174,527)	—	4,459,575

40	VeriSign, Inc.

Executive Compensation Tables

Description of Certain Relationships between Information Presented in the Pay versus Performance Table
In accordance with SEC rules, the Company is providing the following charts to show the relationship between the CAP for Mr. Bidzos, our PEO, and the average CAP for our other NEOs in comparison to the TSR for Verisign, the TSR for the S&P 500 Information Technology Sector Index, our net income and our operating income, respectively, over the 5 year timeframe:

Pay vs TSR 2021-2025
Compensation Actually Paid ($ Mil.)
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$300
$250
$200
$150
$100
$50
$-
Indexed Total Shareholder Return
2021
2022
2023
2024
2025
CAP to PEO
Average CAP to Non-PEO NEOs
Verisign TSR
Peer Group TSR IT

Pay vs Net Income 2021-2025
$25.0
$20.0
$15.0
$10.0
$5.0
$-
Compensation Actually Paid ($ Mil.)
$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
Annual Net Income ($ Mil.)
2021
2022
2023
2024
2025
CAP to PEO
Average CAP to Non-PEO NEOs
Net Income

Pay vs Operating Income 2021-2025
Compensation Actually Paid ($ Mil.)
$25.0
$20.0
$15.0
$10.0
$5.0
$-
Annual Operating Income ($Mil.)
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
2021
2022
2023
2024
2025
CAP to PEO
Average CAP to Non-PEO NEOs
Operating Income

Financial Performance Measures
The following table sets forth the most important financial performance measures that were used in determining the NEOs compensation during the last fiscal year, as further described in the “Compensation Discussion and Analysis” section of this Proxy Statement.

METRIC
Operating Income
CAGR of Operating Income
Revenue
Relative TSR vs. S&P 500

2026 Proxy Statement	41

Compensation of Directors
This section provides information regarding our compensation policies for non-employee directors and amounts earned and securities awarded to these directors in 2025. Mr. Bidzos is our Executive Chairman, President and Chief Executive Officer. As an employee of our Company, Mr. Bidzos does not participate in our compensation program for non-employee directors, and he is compensated as an executive officer of our Company. Mr. Bidzos’ compensation is described in “Executive Compensation” elsewhere in this Proxy Statement.
Non-Employee Director Retainer Fees and Equity Compensation Information
On July 21, 2025, the Compensation Committee met to review our overall non-employee director compensation program. As part of this review, the Compensation Committee received a report of competitive market data and compensation practices prepared by FW Cook for the same peer group it used to benchmark executive compensation. For information about the peer group, see “Executive Compensation—Compensation Discussion and Analysis” elsewhere in this Proxy Statement. The Compensation Committee sets director compensation levels at or near the market median relative to directors at companies in the peer group so that directors are paid competitively for their time commitment and responsibilities. Providing a competitive compensation package is important because it enables us to attract and retain highly qualified directors who are critical to our long-term success. Following the July 2025 review, including consideration of the recommendations made by FW Cook, the Compensation Committee determined that it was in the best interests of our Company and our stockholders (i) to decrease the annual cash retainer for each Corporate Governance and Nominating Chairperson from $15,000 to $10,000 whilst increasing the annual cash retainer for each Corporate Governance and Nominating member from $10,000 to $20,000; (ii) to increase the Lead Independent Director additional cash retainer from $50,000 to $100,000 and include a $30,000 annual equity award grant; and (iii) to continue to make an annual equity award grant to each director of $250,000 (made solely in the form of RSUs), which vest immediately upon grant. In December 2025, the Lead Independent Director additional cash retainer was decreased to $50,000. Historically, new directors are granted an equity award equal to the pro rata amount of such annual equity award, the amount of which is determined based on the date of such new director’s appointment or election to the Board. Directors are subject to our stock retention policy as described in “Stock Ownership Information—Stock Ownership Policies.”
Non-employee directors received annual cash retainer fees for 2025 as follows:

ANNUAL CASH RETAINER
Non-Employee Director		$50,000

ADDITIONAL CASH RETAINERS
Non-Executive Chairman of the Board (1)		$100,000
Lead Independent Director		$50,000
Safety and Security Council Liaison		$25,000

ADDITIONAL CASH RETAINERS FOR COMMITTEE SERVICE	CHAIRPERSON(2)	MEMBER
Audit	$15,000	$25,000
Compensation	$10,000	$20,000
Corporate Governance and Nominating	$10,000	$20,000
Cybersecurity	$10,000	$20,000
(1)The position of “Non-Executive Chairman of the Board” was not held during 2025, and, as such, no annual retainer fees were paid during this period.
(2)Chairperson fees are in addition to fees a director receives as a member.
Non-employee directors are reimbursed for their expenses incurred in attending meetings.
Our Amended and Restated VeriSign, Inc. 2006 Equity Incentive Plan limits the compensation (including equity and cash awards) paid to any non-employee director in any year to an aggregate dollar value of $600,000, with an exception to allow for up to two times such limit for grants made in the first year of service or first year designated as chairman or lead independent director.

42	VeriSign, Inc.

Table of Contents                                 Compensation of Directors
Non-Employee Director Compensation Table for 2025
The following table sets forth a summary of compensation information for our non-employee directors for 2025.

NON-EMPLOYEE DIRECTOR NAME	FEES EARNED OR PAID IN CASH ($)(1)	STOCK AWARDS ($)(2)	TOTAL ($)
Courtney D. Armstrong	98,288	249,785	348,073
Yehuda Ari Buchalter	119,457	249,785	369,242
Kathleen A. Cote	103,067	249,785	352,852
Matthew J. Desch (3)	19,647	197,128	216,775
Thomas F. Frist III (4)	67,500	—	67,500
Jamie S. Gorelick	95,562	249,785	345,347
Debra W. McCann	78,913	249,785	328,698
Roger H. Moore	42,500	—	42,500
Timothy Tomlinson(5)	196,788	279,623	476,411
(1)Amounts shown represent cash retainer fees earned by each director.
(2)Stock awards consist solely of RSUs which vest immediately upon grant. Amounts shown represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for awards granted in 2025. The grant date fair value of each award granted to each existing non-employee director on July 21, 2025 was $249,785 (consisting of 879 RSUs valued at $284.17 per share, which was the closing price per share on the grant date). The grant date fair value for the award granted to Mr. Desch on October 6, 2025 was $197,128 (consisting of 728 RSUs valued at $270.78 per share, which was the closing price per share on the grant date). No director held any outstanding awards as of December 31, 2025.
(3)Mr. Desch was appointed to the Board on October 6, 2025.
(4)Mr. Frist resigned from the Board on June 10, 2025.
(5)Mr. Tomlinson resigned from the Board on November 21, 2025.

2026 Proxy Statement	43

Proposal No. 3
Approval of the Amendment and Restatement of the VeriSign, Inc. 2006 Equity Incentive Plan

Our stockholders last approved the Amended and Restated VeriSign, Inc. 2006 Equity Incentive Plan on June 9, 2016. On February 3, 2026, upon recommendation of our Compensation Committee, our Board adopted the Amended and Restated VeriSign, Inc. 2006 Equity Incentive Plan (the “Amended 2006 Plan”), subject to the approval of our stockholders, and directed the plan be submitted to our stockholders for approval. The Amended 2006 Plan will extend the termination date of the 2006 Plan to May 21, 2036, and also makes certain technical and administrative revisions to the plan document, including the removal of certain provisions related to Section 162(m) that are no longer relevant, and clarifying that prohibition on paying cash in exchange for the cancellation of an outstanding award applies only to underwater options or stock appreciation rights. Importantly, the Amended 2006 Plan does not increase the number of shares available for grant under the Plan. The Amended 2006 Plan is set forth in Appendix A to this Proxy Statement.

Key Data

When approving the Amended 2006 Plan, our Board considered the “burn rate” with respect to the equity awards granted by the Company, as well as the Company’s “fully-diluted overhang.” The burn rate is equal to the total number of equity awards the Company granted in a fiscal year, divided by the weighted average common stock outstanding during the year. Fully-diluted overhang is equal to the total number of equity awards outstanding plus the total number of shares available for grant under the Company’s equity plans, divided by the sum of the total number of equity awards outstanding plus the total number of shares available for grant under the Company’s equity plans plus total common stock outstanding.

The Company’s three-year average burn rate for the last three fiscal years was approximately 0.33% (which consisted of 0.30% in 2023, 0.36% in 2024, and 0.34% in 2025).

	2023	2024	2025
Stock options granted	—	—	—
Time-based RSUs granted	263,010	307,853	278,780
Performance-based RSUs earned	51,338	42,810	42,972
Total shares utilized	314,348	350,663	321,752
Basic weighted average common shares outstanding	103,351,346	98,144,192	93,507,888
Total shares utilized as a % of basic weighted average common shares outstanding	0.30%	0.36%	0.34%
Three-year average total shares utilized as a % of basic weighted average common shares outstanding	0.33%

The Company’s fully-diluted overhang as of December 31, 2025 was 7.0%, which will not change with approval of the Amended 2006 Plan. The table below shows the stock awards that were outstanding under the Plan as of December 31, 2025:

Total shares underlying outstanding unvested time-based restricted stock units (“RSUs”)	498,953
Total shares underlying outstanding unvested performance-based restricted stock units (“PSUs”)	216,423
Total shares available for grant	6,243,114

Description of the Amended 2006 Plan

A summary of the proposed Amended 2006 Plan appears below. This summary is qualified in its entirety by reference to the full text of the Amended 2006 Plan, a copy of which is attached to this Proxy Statement as Appendix A.

General

The Amended 2006 Plan is a stock compensation plan that provides for a variety of equity and equity-based award vehicles, including stock options, performance shares, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards. Awards may be granted under the Amended 2006 Plan to eligible participants until June 9, 2036. On December 31, 2025, the closing price of Verisign’s common stock was $242.95 per share as reported by the NASDAQ Global Select Market.

44	VeriSign, Inc.

Table of Contents Proposal 3 - Approval of the Amendment and Restatement of the 2006 Equity Incentive Plan

Eligible Participants

Employees, non-employee directors, consultants, independent contractors and advisors of Verisign or any parent or subsidiary of Verisign are eligible to receive awards under the Amended 2006 Plan, subject to certain limitations on the grant of incentive stock options. As of the end of fiscal 2025, there were approximately 928 employees and 6 non-employee directors eligible to receive awards under the Amended 2006 Plan.

Shares Authorized

There are 27,000,000 shares authorized for grant under the Amended 2006 Plan, and as of December 31, 2025, there were 6.2 million shares available for new grants under the Amended 2006 Plan, subject to adjustment to reflect stock splits and similar events. In addition, shares which cease to be subject to an option or stock appreciation right granted under the Amended 2006 Plan for any reason other than exercise of the option or stock appreciation right or which are subject to other awards granted under the Amended 2006 Plan that are forfeited or are repurchased by the Company at the original issue price or otherwise terminate without such shares being issued will again be available for grant and issuance in connection with subsequent awards under the Amended 2006 Plan. Stock appreciation rights to be settled in shares of Verisign’s common stock shall be counted in full against the number of shares available for award under the Amended 2006 Plan, regardless of the number of shares ultimately issued upon settlement of the stock appreciation right.

Award Limits

The Amended 2006 Plan limits awards to individual participants as follows: No person may receive more than 1,500,000 shares issuable as awards in any calendar year, other than new employees, who may receive up to a maximum of 3,000,000 shares issuable as awards granted in the calendar year in which they first commence employment.

Administration
The Company’s Compensation Committee will administer the Amended 2006 Plan and may delegate to a committee of one or more members of Verisign’s Board or Verisign officers the ability to grant awards and take certain other actions with respect to participants who are not executive officers or non-employee directors. The applicable committee will select the individuals who receive awards, determine the number of shares covered by awards and, subject to the terms and limitations expressly set forth in the Amended 2006 Plan, establish the terms, conditions and other provisions of any awards granted under the Amended 2006 Plan. The Compensation Committee may interpret the Amended 2006 Plan and establish, amend and rescind any rules relating to the Amended 2006 Plan.

Award Types

The following awards may be granted under the Amended 2006 Plan:

(1) Non-qualified and incentive stock options
(2) Restricted stock awards
(3) Restricted stock units
(4) Stock bonus awards
(5) Stock appreciation rights (“SARs”)
(6) Performance shares

Vesting

The vesting of awards will be determined by the applicable committee, provided that the vesting of awards granted to executive officers and directors will be determined by the Compensation Committee.

Exercise Price

The exercise price of stock options or stock appreciation rights granted under the Amended 2006 Plan may not be less than 100% of the closing price of Verisign stock on the day of grant. In the event a grant is made on a day when the NASDAQ Global Select Market (or other applicable principal national securities exchange on which Verisign’s common stock is traded) is closed, the fair market value will be determined as of the last preceding trading day.

Repricing Prohibited

Except as otherwise provided in the Amended 2006 Plan, repricing or reducing the exercise price of a stock option or stock appreciation right or issuance of new stock options or stock appreciation rights having a lower exercise price in substitution for canceled stock options or stock appreciation rights (other than options or stock appreciation rights with an exercise price that is lower than the fair market value of Verisign stock at the time of cancellation) is prohibited without stockholder approval.

Non-Employee Director Awards

The Amended 2006 Plan provides for discretionary awards (except for awards of incentive stock options) to non-employee directors as determined by the Compensation Committee. Discretionary awards to non-employee directors will vest and be exercisable as determined by the Compensation Committee. Notwithstanding the foregoing, the Amended 2006 Plan will limit the compensation paid to any non-employee director to an aggregate dollar value, including equity and cash awards, of $600,000, with an exception to such limit for grants made in the first year of service.

In the event of a corporate transaction, such as a dissolution or liquidation, merger or sale of substantially all of Verisign’s assets, all awards granted to non-employee directors will become fully vested and exercisable.

2026 Proxy Statement	45

Proposal 3 - Approval of the Amendment and Restatement of the 2006 Equity Incentive Plan

Terms Applicable to Stock Options and Stock Appreciation Rights

An option granted to a participant under the Amended 2006 Plan allows a participant to purchase up to the total number of shares of common stock of the Company at a specified exercise price per share during specified time periods. A stock appreciation right may be granted with respect to a certain number of shares of the Company’s common stock and may be settled in cash or shares, having a value equal to the product of the difference between the fair market value on the exercise date and the exercise price and the number of shares with which the stock appreciation right is being settled. The exercise price of stock options and stock appreciation rights granted under the Amended 2006 Plan may not be less than 100% of the closing price of Verisign common stock on the day of grant. Stock options will have a term no longer than ten years, and stock appreciation rights will have a term no longer than seven years. Subject to the limitations of the Amended 2006 Plan, the Compensation Committee will determine the terms and conditions applicable to awards of stock options and stock appreciation rights, including with regard to vesting and exercisability, which may be based on, among other things, continued employment with Verisign, the passage of time, or such performance criteria and the level of achievement versus such criteria as the Compensation Committee deems appropriate.

Terms Applicable to Restricted Stock Awards, Restricted Stock Unit Awards, Stock Bonus Awards and Performance Shares

Subject to the limitations of the Amended 2006 Plan, the Compensation Committee will determine the terms and conditions applicable to awards of restricted stock, restricted stock units, stock bonuses and performance shares, including with regard to any restrictions or vesting, which may be based on, among other things, continued employment with Verisign, the passage of time, or such performance criteria and the level of achievement versus such criteria as the Compensation Committee deems appropriate.

Terms Applicable to Performance Shares

The Compensation Committee will determine the terms of each award of performance shares. If applicable, in establishing performance measures (as described below) and the performance period applicable to performance shares the Compensation Committee will: determine the nature, length and starting date of any performance period (not to exceed five years); set performance goals under the performance measures to be used and specify any exclusion(s) or inclusion(s) for charges related to any event(s) or occurrence(s) which the Compensation Committee determines should appropriately be excluded or included, as applicable, for purposes of measuring performance against the applicable performance measure, which may include restructurings, reorganizations, discontinued operations, non-core businesses in continuing operations, acquisitions, dispositions, or any items that are unusual in nature or infrequently occurring as described in ASC Subtopic 225-20 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report on Form 10-K for the applicable year, the cumulative effects of tax or accounting changes, each in accordance with generally accepted accounting principles, foreign exchange gains or losses, stock-based compensation, amortization of intangible assets, impairments of goodwill and other intangible assets, asset write downs, or non-cash interest expense or litigation or claim judgments or settlements; and determine the number of shares deemed subject to the award of performance shares.

Prior to settlement, the Compensation Committee will determine the extent to which performance shares have been earned. Performance periods may overlap and participants may participate simultaneously with respect to performance shares that are subject to different performance periods, performance measures and performance goals and other criteria. If the Compensation Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances, render previously established performance goals unsuitable, the Compensation Committee may in its discretion modify such performance goals or the related levels of achievement, in whole or in part, as the Compensation Committee deems appropriate and equitable.

The performance goals designated by the Compensation Committee under the performance measures may be specified in absolute terms, in percentages or in terms of growth from period to period or growth rates over time and may be determined solely by reference to the Company’s performance or the performance of a subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The number of shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Compensation Committee. Performance measures are the factors selected by the Compensation Committee from among the following measures (whether or not in comparison to other peer companies) to determine whether the performance goals established by the Compensation Committee and applicable to awards have been satisfied: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); earnings or loss per share; net income or loss (before or after taxes); return on equity; total stockholder return; return on assets or net assets; appreciation in and/or maintenance of the price of shares of the Company’s common stock or any other publicly-traded securities of the Company; market share; gross profits; earnings or losses (including earnings or losses before taxes, before taxes and amortization, before interest and taxes, or before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable; operating margin; gross margin; year-end cash; cash margin; debt reduction; stockholders equity; operating efficiencies; market share; customer satisfaction; customer growth; employee satisfaction; regulatory achievements (including submitting or filing applications or other documents with regulatory authorities or receiving approval of any such applications or other documents and passing pre-approval inspections (whether of the Company or the Company’s third-party manufacturer) and validation of manufacturing processes (whether the Company’s or the Company’s third- party manufacturer’s)); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); supply chain achievements (including establishing relationships with manufacturers or suppliers of component materials and manufacturers of the Company’s products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements; financial ratios, including those measuring liquidity, activity, profitability or leverage; cost of capital or assets under management; financing and other capital raising transactions (including sales of the Company’s equity or debt securities; factoring transactions; sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through

46	VeriSign, Inc.

Table of Contents Proposal 3 - Approval of the Amendment and Restatement of the 2006 Equity Incentive Plan

partnering transactions); implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, contracts, products or projects, production volume levels, acquisitions and divestitures; factoring transactions; or recruiting and maintaining personnel.

Transferability

The Compensation Committee has the discretion to permit a recipient of a non-qualified stock option to transfer his or her award pursuant to a permitted transfer (as defined in the Amended 2006 Plan). Without such permission, an award may not be transferred, sold, pledged, assigned, hypothecated or disposed of in any manner other than by will or by the laws of descent and distribution. No award may be made subject to execution, attachment or other similar process.

Amendments

Except as otherwise provided in the Amended 2006 Plan, the Board may at any time terminate or amend the plan in any respect, including, without limitation, amendment of any form of award agreement or instrument to be executed pursuant to the plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend the Amended 2006 Plan in any manner that requires such stockholder approval; provided further, that a participant’s award shall be governed by the version of this plan then in effect at the time such award was granted, except as otherwise agreed to by the participant and the Company.

Adjustments

In the event that the number or type of outstanding shares of the Company’s common stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, or in the event of any extraordinary dividend, divestiture or other distribution (other than ordinary cash dividends) of assets to stockholders or any transaction similar to the foregoing, the Committee shall make such equitable substitutions or adjustments as it determines in its sole discretion to be necessary or appropriate, in respect of the number and class of shares reserved for issuance under this Amended 2006 Plan, the exercise prices of outstanding options and stock appreciation rights, the number of shares subject to outstanding awards, and the maximum number of shares that may be granted pursuant to the Amended 2006 Plan. However, fractions of a share will not be issued and no such substitution or adjustment will be made in a manner that would adversely affect the tax treatment in respect of an award and/or the Amended 2006 Plan for either the Company or a participant under Section 409A or Section 422 of the Code or otherwise violate any applicable law.

Corporate Transactions

In the event of a corporate transaction, such as a dissolution or liquidation, merger or sale of substantially all of Verisign’s assets, any or all outstanding awards may be assumed, converted or replaced by a successor corporation, which assumption, conversion or replacement will be binding on all award recipients. In the alternative, a successor corporation may substitute equivalent awards or provide substantially similar consideration to award recipients as was provided to Verisign’s stockholders (after taking into account the existing provisions of outstanding awards). The successor corporation may also issue, in place of outstanding shares of Verisign held by award recipients, substantially similar shares or other property subject to repurchase restrictions no less favorable to such award recipient. In the event such successor corporation, if any, refuses to assume or replace the awards outstanding under the Amended 2006 Plan pursuant to a corporate transaction or if there is no successor corporation due to a dissolution or liquidation of the company, outstanding awards will expire on such transaction at such time and on such conditions as the Compensation Committee will determine; provided, however, that the Compensation Committee may, in its sole discretion, provide that the vesting of any or all awards will instead accelerate in the event of such corporate transaction, in which case such awards will become vested and exercisable in full prior to the consummation of such event at such time and on such conditions as the Compensation Committee determines, and if such awards are not exercised prior to the consummation of the corporate transaction, they will terminate at such time as determined by the Compensation Committee.

Federal Income Tax Consequences

The following summary constitutes a brief overview of the principal U.S. federal income tax consequences relating to awards that may be granted under the Amended 2006 Plan based upon current tax laws. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences.

Non-Qualified Stock Options

Non-qualified stock options do not qualify for any special tax benefits to the optionee. An optionee will not recognize any taxable income at the time he or she is granted a non-qualified option. Upon exercise of the stock option, the optionee will generally recognize compensation income for federal tax purposes measured by the excess, if any, of the then fair market value of the shares at the time of exercise over the exercise price. Verisign is generally entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant in connection with such exercise. The employee’s basis in the option stock will be increased by the amount of the compensation income recognized. Upon the sale of the shares issued upon exercise of a non-qualified stock option, any further gain or loss recognized will be treated as capital gain or loss and will be treated as short-term capital gain or loss if the shares have been held for less than one year.

Incentive Stock Options

The Code provides optionees with favorable federal income tax treatment of stock options that qualify as incentive stock options. If a stock option is treated as an incentive stock option, the optionee will recognize no income upon grant of the stock option and will recognize no income upon exercise of the stock option unless the alternative minimum tax rules apply. Verisign would not be allowed a deduction for federal tax purposes in connection with the exercise of an incentive stock option.

2026 Proxy Statement	47

Proposal 3 - Approval of the Amendment and Restatement of the 2006 Equity Incentive Plan

Upon the sale of the shares issued upon exercise of an incentive stock option occurring at least two years after the grant of the stock option and one year after exercise of the stock option, referred to as the “statutory holding periods,” any gain will be taxable to the optionee as long-term capital gain. If the statutory holding periods are not satisfied (i.e., the optionee makes a “disqualifying disposition”), the optionee will recognize compensation income equal to the excess, if any, of the lower of (1) the fair market value of the stock at the date of the stock option exercise, or (2) the sale price of the stock, over the option price. Verisign is generally entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant in connection with such sale or disposition. The employee’s basis of the stock issued upon exercise of the option, referred to as the “option stock,” will be increased by the amount of the compensation income recognized. Any further gain or loss recognized on a disqualifying disposition of the shares will be characterized as capital gain or loss. Different rules may apply if shares are purchased by an optionee who is subject to Section 16(b) of the Exchange Act, and the optionee subsequently disposes of such shares prior to the expiration of the statutory holding periods.

Stock Appreciation Rights

A grant of a stock appreciation right has no federal income tax consequences at the time of grant. Upon the exercise of stock appreciation rights, the value of the shares or other consideration received is generally taxable to the recipient as ordinary income, and Verisign generally will be entitled to a corresponding tax deduction.

Restricted Stock

A participant receiving restricted stock may be taxed in one of two ways: the participant (i) pays tax when the restrictions lapse (i.e., they become vested) or (ii) makes a special election to pay tax in the year the grant is made. At either time the value of the award for tax purposes is the excess of the fair market value of the shares at that time over the amount (if any) paid for the shares. This value is taxed as ordinary income and is subject to income tax withholding. Verisign receives a tax deduction at the same time as, and for the same amount taxable to, the participant. If a participant elects to be taxed at grant, then, when the restrictions lapse, there will be no further tax consequences attributable to the awarded stock until the recipient sells or otherwise disposes of the stock.

Restricted Stock Units or Performance Shares
In general, no taxable income is realized upon the grant of a restricted stock unit award or an award of performance shares. The participant will generally include in ordinary income the fair market value of the award of stock at the time shares of stock are delivered to the participant or at the time the restricted stock unit or performance shares vest. Verisign generally will be entitled to a tax deduction at the time and in the amount that the participant recognizes ordinary income.

Stock Bonus Awards

The participant will not realize income when a stock bonus award is granted, but will realize ordinary income when shares are transferred to him or her. The amount of such income will be equal to the fair market value of such transferred shares on the date of transfer. Verisign will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the participant is considered to have realized ordinary income as a result of the transfer of shares.

New Plan Benefits

Future equity awards under the Plan are not determinable at this time.

Existing Plan Benefits

The following table sets forth information with respect to stock options and stock awards that have been granted to our named executive officers and the specified groups set forth below under the Plan as of December 31, 2025.

Name and Principal Position	Stock Options	Stock Awards
All Named Executive Officers
D. James Bidzos Executive Chairman, President, and Chief Executive Officer	28,148	1,490,245
John D. Calys Executive Vice President, Chief Financial Officer	—	102,614
Danny R. McPherson Executive Vice President, Technology and Chief Security Officer	—	192,183
Thomas C. Indelicarto Executive Vice President, General Counsel and Secretary	26,842	225,211
All executive officers as a group (4 persons)	54,990	2,010,253
All non-employee directors as a group (6 persons)	12,430	102,175
All employees (other than executive officers and non-employee directors as a group)	185,857	4,426,412

FOR	The Board recommends a vote FOR this proposal.

48	VeriSign, Inc.

Proposal No. 4
Ratification of Selection of Independent Registered Public Accounting Firm
The Audit Committee has selected KPMG LLP as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the year ending December 31, 2026, and, as a matter of good corporate governance, our stockholders are being asked to ratify this selection. A representative of KPMG LLP is expected to be available at the Annual Meeting, will have the opportunity to make a statement at the Annual Meeting if he or she desires to do so, and is expected to be available to respond to appropriate questions.

FOR	The Board recommends a vote FOR this proposal.
Principal Accountant Fees and Services
The following table presents fees billed for professional services rendered by KPMG LLP for the audit of our annual consolidated financial statements for the years ended December 31, 2025 and December 31, 2024, and fees billed for other services provided by KPMG LLP, in each of the last two completed years.

	2025 FEES	2024 FEES
Audit fees(1)	$2,468,569	$1,815,735
Audit-related fees	—	—
Tax fees	—	—
All other fees(2)	(10,500)	18,000
Total fees	$2,458,069	$1,833,735
(1)Audit fees consist of fees for the integrated audit of the annual financial statements included in our Annual Reports on Form 10-K, the review of the interim financial statements included in our Quarterly Reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements for those years.
(2)All other fees consist of registration fees for three employees to participate in a KPMG leadership program which were paid in 2024 and partially refunded in 2025.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors
Pursuant to the Audit Committee’s Charter and the Policy for Pre-Approval of Audit and Non-Audit Services, the Audit Committee, or a designated member of the Audit Committee, pre-approved all audit and permissible non-audit services provided by the independent registered public accounting firm described above. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. These services included audit services, audit-related services, tax services and other services. Any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and Management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

2026 Proxy Statement	49

Report of the Audit Committee
Report of the Audit Committee
The Audit Committee is composed of three directors who meet the independence and experience requirements of the listing rules of The Nasdaq Stock Market. The Audit Committee operates under a written charter adopted by the board of directors (the “Board”) of VeriSign, Inc. (“Verisign”). The members of the Audit Committee are Ms. Cote (Chairperson), Mr. Armstrong, and Ms. McCann. The Audit Committee met six times during 2025.
Management is responsible for the preparation, presentation, and integrity of Verisign’s financial statements, accounting, and financial reporting principles and internal controls and processes designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting standards and applicable laws and regulations. The independent registered public accounting firm, KPMG LLP (“KPMG”), is responsible for performing an independent audit of Verisign’s consolidated financial statements and the effectiveness of Verisign’s internal control over financial reporting in accordance with standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and for issuing reports thereon.
The Audit Committee is responsible for oversight of Verisign’s accounting and financial reporting processes. The Audit Committee is also responsible for the appointment, compensation, and oversight of Verisign’s independent registered public accounting firm, including (i) annually evaluating the independent registered public accounting firm’s qualifications and performance, (ii) annually reviewing and confirming the independent registered public accounting firm’s independence, (iii) reviewing and approving the planned scope of the annual audit, (iv) overseeing the audit work of the independent registered public accounting firm, (v) reviewing and pre-approving any non-audit services that may be performed by the independent registered public accounting firm, which are considered in the evaluation of the independent registered public accounting firm’s independence, (vi) annually reviewing with Management and the independent registered public accounting firm the adequacy of Verisign’s internal control over financial reporting, (vii) annually reviewing Verisign’s critical accounting policies, and the application of accounting principles, and (viii) overseeing the conduct of the annual audit, including the oversight of the resolution of any issues identified by the independent registered public accounting firm. In evaluating the independent registered public accounting firm’s qualifications and performance and considering the independent registered public accounting firm for appointment, the Audit Committee considers the firm’s quality of engagement services, as well as the engagement team’s quality of audit services (including their knowledge, skills, and experience), the firm’s global capabilities and technical resources, the reasonableness of its fees, its communications with the Audit Committee, its independence, objectivity, and professional skepticism, its knowledge of Verisign, and its tenure as Verisign’s independent registered public accounting firm as well as regulatory reviews of the firm and the firm’s responses thereto. As part of this evaluation, the Audit Committee considers information provided by the firm as well as from Management, including from the Chief Financial Officer, Global Controller, and Head of Internal Audit.
To consider the independence of Verisign’s independent registered public accountant, the Audit Committee has received from KPMG the written disclosures and the letter required by applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with KPMG their independence. In addition, the Audit Committee follows the applicable laws, rules, and regulations regarding the rotation of audit partners, including Rule 2-01 of Regulation S-X. The Audit Committee is involved in the selection of the audit partner when a rotational change is required.
During 2025, the Audit Committee met privately with KPMG to discuss the results of the audit, evaluations by the independent registered public accounting firm of Verisign’s internal control over financial reporting, and the quality of Verisign’s financial reporting. In addition, in connection with its regularly scheduled meetings, the Audit Committee met privately with each of Verisign’s Chief Financial Officer, General Counsel and Compliance Officer, and Head of Internal Audit to discuss various legal, accounting, auditing, and internal control over financial reporting matters.
The Audit Committee has reviewed and discussed the audited consolidated financial statements contained in Verisign’s Annual Report on Form 10-K for the year ended December 31, 2025 with Management. This review included a discussion of the accounting principles, reasonableness of significant judgments, and clarity of disclosures in the consolidated financial statements. Management represented to the Audit Committee that Verisign’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America and the Audit Committee has reviewed and discussed the consolidated financial statements with KPMG.
The Audit Committee has discussed with KPMG the matters required to be discussed by the applicable requirements of the PCAOB and the Securities and Exchange Commission (the “SEC”).
Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in Verisign’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.

This report is submitted by the Audit Committee

Kathleen A. Cote (Chairperson)
Courtney D. Armstrong
Debra W. McCann

50	VeriSign, Inc.

Proposal No. 5
Stockholder Proposal Regarding Independent Board Chairman Policy
John Chevedden has submitted a stockholder proposal for consideration at the Annual Meeting. Mr. Chevedden’s address is 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278. We have been notified that Mr. Chevedden has continuously owned no fewer than 30 shares of our common stock since December 1, 2022. If properly presented at the Annual Meeting, the Board unanimously recommends a vote “AGAINST” the following proposal. The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on the proposal at the Annual Meeting will be required to approve the stockholder proposal. Mr. Chevedden has requested that the proposal set forth in the box below be presented for a vote at the Annual Meeting.
Proponent’s Statement

Proposal 5 – Independent Board Chairman
Shareholders request that the Board of Directors adopt an enduring policy, and amend the governing documents as necessary including the Corporate Governance Guidelines in order that 2 separate people hold the office of the Chairman and the office of the CEO as soon as possible.

The Chairman of the Board shall be an Independent Director. An independent Lead Director shall not be a substitute for an independent Board Chairman.

The Board shall have the discretion to select an interim Chairman of the Board, who is not an Independent Director, to serve while the Board is required to seek an Independent Chairman of the Board on an accelerated basis. This policy could be phased in when there is a contract renewal for our current CEO or for the next CEO transition although it is better to adopt it now to obtain the maximum benefit.

An independent Board Chairman at all times improves corporate governance by bringing impartiality, objective oversight, and external expertise to board decisions, mitigating conflicts of interest, enhancing transparency, and boosting shareholder confidence.

An independent Board Chairman could also help Verisign (VRSN) deal with future headwinds like those that emerged in 2025:

Warren Buffett's Berkshire Hathaway, previously VRSN's largest shareholder, sold nearly one-third of its stake in VRSN for $ I .23 billion in July 2025, causing VRSN shares to fall more than 7% in early trading following the news.

In addition to Berkshire Hathaway, other institutional investors, such as Amundi and the California Public Employees Retirement System, significantly decreased their positions in VRSN stock throughout the year.

Operating expenses increased in Q3 2025, driven by higher legal costs and incentive pay. Analysts noted that expense growth has been outpacing revenue growth, leading to contracting operating margins. The net profit margin decreased to 49% in 2025, down from 55% the previous year.

At least one analyst initiated a "sell" rating on VRSN, arguing that VRSN's premium valuation is unjustified given limited growth drivers and industry dynamics. Other firms issued "hold" or "neutral" ratings, contributing to a general "Hold" consensus rating among analysts.

VRSN continues to face criticism regarding its government-sanctioned monopoly over the .com domain registry, with advocacy groups like the American Economic Liberties Project urging the NTIA and the Department of Justice to intervene and break up its power. VRSN insider selling has been noted as a potential concern, raising questions about VRSN management confidence.

The growth of the domain base in the Asia Pacific region, including China, was not as strong in the second half of 2025 as it was in the first half of the year.

Please vote yes:
Independent Board Chairman – Proposal 5

2026 Proxy Statement	51

Proposal No. 5 Stockholder Proposal

Company Statement and Recommendation

The Board recommends a vote “AGAINST” this proposal:

The Board is committed to sound corporate governance policies and practices that promote the long-term interests of all Company stockholders. Under our existing policies, the Board has the flexibility to determine the Board leadership structure that is most appropriate for the Company and our stockholders. After carefully reviewing this proposal and in light of our existing policies and practices, the Board believes that adopting the proposal’s permanent and prescriptive approach to Board leadership structure would not be in the best interest of our stockholders and recommends voting “AGAINST” this proposal.
Flexibility in Board Leadership Structure is More Suitable for the Company than the Permanent and Prescriptive Approach Mandated by the Stockholder Proposal. The Company’s directors have the duty to regularly evaluate and determine the most appropriate Board leadership structure for the Company and its stockholders in light of the Company’s specific characteristics or circumstances at any given time. Accordingly, as discussed on page [XX] under “Board Structure and Operations – Board Leadership Structure,” the Company’s Corporate Governance Principles provide the Board with the flexibility to determine the optimal leadership structure for the Company, including, when appropriate, separating the positions of Chairman of the Board and CEO. We believe that the Company and its stockholders benefit from this flexibility, and that the Board is best positioned to make this determination given our directors’ knowledge of the Company’s leadership, strategy, opportunities, and challenges, and the individual expertise and experience each director brings to the Board. We believe that it is in the best interests of the Company and our stockholders for the Board to continue to determine the most effective leadership structure for the Company on a case-by-case basis.

By contrast the proposal seeks to impose a permanent, one-size fits all approach to Board leadership structure that our stockholders twice overwhelmingly rejected when they voted on proposals virtually identical to this. In 2019 and 2023, over 73% and 71%, respectively, of the votes cast voted against similar proposals. Moreover, the proposal requests that the Board adopt an “enduring policy” to separate the roles of Chairman of the Board and CEO and require that the Board Chairman be independent by amending our “governing documents, as necessary.” We believe that adoption of such a permanent policy would violate Delaware law, which preserves the right of the Board and our stockholders, as applicable, to amend our governing documents at any time. Accordingly, adoption of this proposal would not only restrict the Board from exercising its informed judgment and contradict the preference consistently expressed by our stockholders, it would also impermissibly bind the Board and our stockholders from later amending our governing documents to change the policy, even if they determined that doing so would be in the best interests of the Company.

The Company’s Current Board Leadership Structure and Governance Practices Provide Robust and Effective Independent Board Oversight. The Board is committed to strong, independent Board leadership and views the provision of independent and objective oversight as central to effective Board governance and to acting in the best interests of the Company and our stockholders. The Company’s current Board leadership structure is designed to meet Verisign’s unique business needs and build on the strengths of our Board. The Board has determined that its current leadership structure represents an appropriate structure for the Board. In particular, this structure capitalizes on the expertise and experience of Mr. Bidzos and Ms. Cote due to their service to the Board. The structure permits Mr. Bidzos to engage in the operations of the Company in a more in-depth way as Executive Chairman, President and Chief Executive Officer, while empowering Ms. Cote to undertake robust duties that provide meaningful challenge and independent oversight.

Our Lead Independent Director Provides Robust Board Leadership and Works with the Other Independent Directors to Provide Oversight and Constructive Challenge of Management. Our Lead Independent Director is elected annually by the independent directors of the Board and has specifically-enumerated powers and responsibilities set forth in our Corporate Governance Principles. By exercising those powers and responsibilities, our Lead Independent Director provides the same leadership, oversight and benefits to the Company and Board that would be provided by an independent chairman.
These significant powers and responsibilities include:

i.Presiding at all meetings of the Board at which the Chairman of the Board is not present, including executive sessions of the independent directors;
ii.Serving as liaison between the Chairman of the Board and the independent directors;
iii.Working with the Chairman of the Board to facilitate timely and appropriate information flow to the Board;
iv.Reviewing and approving agendas and schedules for meetings of the Board;
v.The ability to call meetings and executive sessions of the independent directors;
vi.Soliciting comments and feedback from each director on the operation of the Board and its committees for areas of improvement;
vii.Meeting with significant stockholders, as appropriate; and
viii.Exercising such other powers and duties as from time to time may be assigned to the Lead Independent by the Board.

52	VeriSign, Inc.

Proposal No. 5 Stockholder Proposal

The Board Regularly Evaluates and Reviews the Board’s Leadership Structure. In keeping with its responsibilities under our Corporate Governance Principles, the Board regularly evaluates the Board’s leadership structure, taking into consideration governance best practices, stockholder feedback, and the needs and characteristics of the Company and our Board, to assure there is strong, independent Board leadership in place to provide robust and effective independent oversight of Management. After careful consideration, the Board determined that the Company and its stockholders would be best served by a leadership structure in which Mr. Bidzos serves as both Executive Chairman and CEO, counterbalanced by Ms. Cote serving as the Board’s Lead Independent Director with the robust, well-defined leadership powers and responsibilities described above. The Board also receives feedback through our regular engagement with stockholders in order to better understand their priorities and perspectives on the Company’s corporate governance policies and practices.

Our Board Leadership Structure Benefits from the Experiences and Qualifications of our Lead Independent Director. In December 2025, the independent directors of the Board elected Ms. Cote to serve as the Board’s current Independent Lead Director. Ms. Cote brings significant expertise overseeing global companies in technology and operations in the areas of systems integration, networks, hardware, and software, including web-based applications and internet services. In addition to her expertise in technology operations, Ms. Cote is an experienced business executive having served a Chief Executive Officer and she has valuable experience in sales and marketing, product development, strategic planning, and international operations, which contributes important expertise to the Board in those areas of business administration. Ms. Cote also has extensive public company board experience, having served on several other boards of directors, including service on the audit and corporate governance committees of certain of those boards, as well as serving as a lead independent director, providing her with valuable expertise in providing robust, independent board-level oversight.

The Supporting Statement Does Not Support the Adoption of a Permanent Policy. The proposal identifies a laundry list of purported “headwinds” that it says an independent chair could help “deal” with. However, the proposal fails to explain how an independent chair would or could “deal” with these “headwinds.” Moreover, these purported “headwinds” do not support the adoption of a permanent and inflexible policy especially where each “headwind” was “dealt” with without the policy during a time period when our stockholders enjoyed an 18% return (since they last rejected a virtually identical proposal in 2023).

The Company’s Other Strong Governance Policies Further Empower Stockholders and Promote Board Accountability. The Board is committed to strong and effective corporate governance and responsiveness to stockholders, and the Board regularly evaluates and refines our corporate governance policies and procedures to take into account evolving best practices and to address feedback provided by our stockholders. The Board has adopted the following policies and practices that provide our stockholders with additional opportunities to have their voices heard and that encourage effective, independent Board oversight of Company Management:

•Special Meeting Right. Stockholders owning as few as 10% of our outstanding common stock may call a special meeting of stockholders.
•Market-Standard Proxy Access Bylaw Provision. Stockholders owning 3% or more of our outstanding common stock for three years have the right to nominate director candidates constituting up to 20% of our Board, and to have those nominees included in our proxy materials. This proxy access right complements the ability of stockholders to call a special meeting to voice their views.
•Annual Election of Directors. All directors are elected annually, and stockholders can remove directors with or without cause.
•Majority Voting for Election of Directors. The Company has adopted a majority voting standard for the election of directors in uncontested elections.
•Stockholder Engagement. Stockholders can communicate directly with the Board as a whole or with individual directors.
•Independent Board Leadership. All but one director on the Board are independent, as defined under Nasdaq’s director independence standards. Independent directors thus compose approximately 86% of the Board, well above the majority required by Nasdaq.
•Independent Board Committees. All members of the Board’s Audit Committee, Corporate Governance and Nominating Committee, and Compensation Committee are independent directors. This entrusts oversight of critical matters to independent directors, such as the integrity of the Company’s financial statements, the evaluation of the Board and its committees, and the compensation of executive officers.

The Board Recommends a Vote “AGAINST” this proposal for the reasons discussed above.

2026 Proxy Statement	53

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 1, 2026, except as otherwise indicated, by:
•each current stockholder who is known by us to own beneficially more than 5% of our common stock;
•each current director and director nominee;
•each of our Named Executive Officers listed in the Summary Compensation Table in “Executive Compensation” elsewhere in this Proxy Statement; and
•all current directors and Executive Officers as a group.
Shares of common stock that are issuable upon vesting of RSUs within 60 days of April 1, 2026 are deemed outstanding for the purpose of computing the percentage ownership of the person holding such RSUs but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes following the table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

BENEFICIAL OWNERSHIP TABLE

	SHARES BENEFICIALLY OWNED
NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER(1)	PERCENT(1)
Greater Than 5% Stockholders
Warren Buffett (2)	8,989,880	9.87%
Berkshire Hathaway, Inc.
3555 Farnam Street
Omaha, NE 68131
BlackRock, Inc. (3)	7,246,599	7.95%
50 Hudson Yards
New York, NY 10001
Ninety One UK Ltd. (4)	5,234,855	5.75%
55 Gresham Street
London, UK EC2V 7EL
Director Nominees and Named Executive Officers
D. James Bidzos (5)	389,602	*
Courtney D. Armstrong (6)	6,086	*
Yehuda Ari Buchalter	4,614	*
Kathleen A. Cote	28,225	*
Matthew J. Desch	728	*
Jamie S. Gorelick	22,254	*
Debra W. McCann	1,880	*
John D. Calys (7)	19,479	*
George E. Kilguss III	—	—
Danny R. McPherson (8)	17,350	*
Thomas C. Indelicarto (9)	19,177	*
All current directors and Executive Officers as a group (11 persons) (10)	509,395	*
*Less than 1% of Verisign’s outstanding common stock.
(1)The percentages are calculated using 91,115,706 outstanding shares of common stock on April 1, 2026, as adjusted pursuant to Rule 13d-3(d)(1)(i) of the Exchange Act. Pursuant to Rule 13d-3(d)(1), beneficial ownership information for each person also includes any shares of common stock that are issuable to such person upon vesting of RSUs within 60 days of April 1, 2026.
(2)Based on a Schedule 13G/A filed with the SEC on November 14, 2025, by Warren E. Buffett, Berkshire Hathaway, Inc. and certain other reporting persons with respect to the beneficial ownership of 8,989,880 shares, as of September 30, 2025. Berkshire Hathaway, Inc., is a diversified holding company which Mr. Buffett may be deemed to control. Mr. Buffett and Berkshire Hathaway share voting and dispositive power over 8,989,880 of these shares, which include shares beneficially owned by certain subsidiaries of Berkshire Hathaway. National Indemnity Company, GEICO Corporation and Government Employees Insurance Company each share voting and dispositive power over 8,016,933 of these shares; BNSF Master Retirement Trust shares voting and dispositive power over 515,032 of these shares; Scott Fetzer Company Collective Investment Trust shares voting and dispositive power over 95,100 of these shares; Precision Castparts Corp. Master Fund shares voting and dispositive power over 362,815 of these shares.

54	VeriSign, Inc.

Stock Ownership Information
(3)Based on a Schedule 13G/A filed with the SEC on April 17, 2025, by BlackRock, Inc. with respect to the beneficial ownership of 7,246,599 shares, as of March 31, 2025. BlackRock, Inc. has sole voting power over 6,626,446 of these shares and sole dispositive power over all 7,246,599 of these shares.
(4)Based on a Schedule 13G filed with the SEC on February 13, 2024 by Ninety One UK Ltd. and Ninety One Plc with respect to the beneficial ownership of 5,638,416 shares as of December 31, 2023. Ninety One UK Ltd. has shared voting power over 3,709,420 of these shares and shared dispositive power over 5,234,855 of these shares. Ninety One Plc has shared voting power over 4,002,602 of these shares and shared dispositive power over 5,638,416 of these shares.
(5)Includes 4,186 RSUs vesting within 60 days of April 1, 2026, held directly by Mr. Bidzos.
(6)Includes 5,203 shares held by the Armstrong Family Trust.
(7)Includes 444 RSUs vesting within 60 days of April 1, 2026, held directly by Mr. Calys.
(8)Includes 1,670 RSUs vesting within 60 days of April 1, 2026, held directly by Mr. McPherson.
(9)Includes 1,568 RSUs vesting within 60 days of April 1, 2026, held directly by Mr. Indelicarto.
(10)Includes the shares described in footnotes (6)-(9).

2026 Proxy Statement	55

Stock Ownership Information
Delinquent Section 16(a) Reports
The securities regulations require our non-employee directors, certain of our officers, and each person who owns more than 10% of Verisign stock to file ownership reports with the Securities and Exchange Commission. Based on our review of the reports, and our officers' and directors' written representations to us, we believe all required reports were timely filed during the relevant period, except as follows: Verisign files Forms 3, 4, and 5 on behalf of its directors and officers. Verisign filed a Form 4 reporting a late transaction in 2026 for one transaction in 2025 in connection with the reinvestment of dividends for Mr. Armstrong because of an administrative error.
Stock Ownership Policies
Stock Retention Policy
Our stock retention policy applies to our employees at the Senior Vice President level and above, officers who are subject to the provisions of Section 16 of the Exchange Act (“Section 16 Officers”), and board members.
Ownership levels are set as a multiple of base salary or annual retainer and are as follows:
•Directors: 10x Annual Retainer
•CEO: 6x Base Salary
•Section 16 Officers, Executive Vice Presidents and Senior Vice Presidents, other than the CEO: 2x Base Salary
The stock retention policy requires participants to retain 50% of their shares received from equity awards (net of taxes) until they reach the required minimum ownership level, and that the required minimum number of shares must be held until six months after the participant ceases employment or board service with the Company. We believe requiring executives and board members to continue to retain stock after their service with the Company ceases aligns our executives’ interests with the long-term interests of our stockholders. Each individual covered by this policy is in compliance.
Insider Trading Policy
Our Insider Trading Policy prohibits our directors, employees (including our executives), and consultants from (i) trading in our securities, including derivative securities, while aware of material non-public information or (ii) disclosing material non-public information to unauthorized persons outside of the Company. In addition, under our Insider Trading Policy, our directors and executives may only trade in our securities during approved trading windows after our Compliance Officer has pre-approved the trade.
We believe that our insider trading policy and procedures governing the purchase, sale, and other dispositions of our securities by directors, officers, employees, consultants, or the Company itself, are reasonably designed to promote compliance with insider trading laws, rules, and regulations, and any listing standards applicable to the Company.
No Shorting, Hedging, or Pledging Allowed
Our Insider Trading Policy also prohibits our directors, employees (including our executives), and consultants from (i) trading in any interest or position relating to the future price of our securities, such as a put, call or short sale, other than a cashless exercise of an option through a broker, (ii) engaging in hedging or monetization transactions using our securities, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars, and exchange funds, or (iii) holding our securities in a margin account or otherwise pledging our securities as collateral.

56	VeriSign, Inc.

Information About the Meeting
Who May Attend
The Annual Meeting will be held at our corporate offices located at 12061 Bluemont Way, Reston, Virginia 20190 on Thursday, May 21, 2026, at 10:00 a.m., Eastern Time. Only holders of record of our common stock at the close of business on April 1, 2026, which is the record date, will be entitled to attend and vote at the Annual Meeting. Our 2025 Annual Report, which includes our Annual Report on Form 10-K for the year ended December 31, 2025, is enclosed with this Proxy Statement for stockholders receiving a paper copy of proxy materials. This Proxy Statement, together with our 2025 Annual Report, can be accessed on our Investor Relations website at https://investor.verisign.com, or at www.edocumentview.com/vrsn.
Proxies
Each proxy received will be voted in accordance with the instructions specified in the proxy. Unless contrary instructions are specified, if the proxy is submitted (and not revoked) prior to the Annual Meeting, the shares of Verisign common stock represented by the proxy will be voted: (1) FOR the election of each of the seven director candidates nominated by the Board (Proposal No. 1); (2) FOR the non-binding, advisory resolution to approve Verisign’s executive compensation (Proposal No. 2); (3) FOR the approval of the Amended and Restated VeriSign, Inc. 2006 Equity Incentive Plan (Proposal No. 3); (4) FOR the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2026 (Proposal No. 4); and (5) AGAINST the stockholder proposal, if properly presented, regarding an independent chair policy (Proposal No. 5) and in accordance with the best judgment of the named proxies on any other matters properly brought before the Annual Meeting or any adjournments and postponements thereof.
Voting Rights
At the close of business on the record date, we had 91,115,706 shares of common stock outstanding and entitled to vote. Holders of our common stock are entitled to one vote for each share held as of the record date.
Quorum, Effect of Abstentions and Broker Non-Votes, and Vote Required to Approve the Proposals
A majority of the shares of our common stock outstanding and entitled to vote must be present or represented by proxy at the Annual Meeting in order to have a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum. Brokers holding shares must vote according to specific instructions they receive from the beneficial owners of those shares. If brokers do not receive specific instructions, brokers may in some cases vote the shares in their discretion, but are not permitted to vote on certain proposals and may elect not vote on any of the proposals unless you provide voting instructions. If you do not provide voting instructions and the broker elects to vote your shares on some but not all matters, it will result in a “broker non-vote” for the matters on which the broker does not vote. Abstentions occur when you provide voting instructions but instruct the proxy or the broker to abstain from voting on a particular matter instead of voting for or against the matter.
If a quorum is present at the Annual Meeting, to be elected, a nominee for director must receive a majority of the votes cast (the number of votes cast “for” that nominee must exceed the number of votes cast “against” that nominee). Under this voting standard, abstentions and broker non-votes, if any, will not affect the voting outcome. Stockholders may not cumulate votes in the election of directors.
If a nominee who currently serves as a director is not re-elected, Delaware law provides that the director would continue to serve on the Board as a “holdover director.” Under our Corporate Governance Principles, each director that is not reelected by the stockholders must offer to resign, subject to acceptance by the Board. Each director submits an irrevocable letter of resignation for this purpose. When such a resignation offer is made, the Corporate Governance and Nominating Committee makes a recommendation to the Board with respect to the resignation offer and the Board must then determine whether to accept or reject the resignation offer and publicly disclose its decision and the rationale therefor within 90 days following the date of the certification of the relevant election results.
If a quorum is present at the Annual Meeting, approval of the proposals for:
•the non-binding, advisory resolution to approve Verisign’s executive compensation (Proposal No. 2);

2026 Proxy Statement	57

Information About the Meeting
•the approval of the Amended and Restated VeriSign, Inc. 2006 Equity Incentive Plan (Proposal No. 3);
•the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 (Proposal No. 4); and
•the stockholder proposal, if properly presented at the Annual Meeting, regarding an independent chair policy (Proposal No. 5);
require, in each case, the affirmative vote of a majority of the shares of our common stock present or represented by proxy and entitled to vote on the matter. Under this voting standard, abstentions will have the effect of votes cast against the proposal, and broker non-votes, if any, will not affect the voting outcome.
The inspector of elections appointed for the Annual Meeting will separately tabulate for and against votes, abstentions, and broker non-votes.
Adjournment of Annual Meeting
In the event that a quorum of stockholders shall fail to attend the Annual Meeting, either present or represented by proxy, the chairman of the meeting may adjourn the Annual Meeting, or alternatively, the holders of a majority of the shares of our common stock entitled to vote who are present or represented by proxy may adjourn the Annual Meeting. Any such adjournment proposed by a stockholder or person named as a proxy would require the affirmative vote of the majority of the shares present or represented by proxy at the Annual Meeting.
Expenses of Soliciting Proxies
Verisign will bear the expense of soliciting proxies to be voted at the Annual Meeting. Verisign intends to retain Alliance Advisors for various services related to the solicitation of proxies, which we anticipate will cost approximately $57,000, plus reimbursement of expenses. Following the original mailing of the Notice Regarding the Availability of Proxy Materials and paper copies of proxy materials, we and/or our agents may also solicit proxies by mail, telephone, electronic transmission, including email, or in person. Following the original mailing of the Notice Regarding the Availability of Proxy Materials and paper copies of the proxy materials, we will request that brokers, custodians, nominees, and other record holders of our shares forward copies of the proxy materials to persons for whom they hold shares and request authority for the exercise of proxies. In such cases, we will reimburse the record holders for their reasonable expenses if they ask us to do so.
Internet and Telephone Voting
If you hold your shares as a stockholder of record as of the record date, you can simplify your voting process and save the Company expense by voting your shares by telephone at 1-800-652-VOTE (8683) or on the internet at
www.envisionreports.com/VRSN 24 hours a day, seven days a week. Telephone and internet voting are available through 12:00 a.m. Eastern Time on the day of the Annual Meeting. More information regarding internet voting is given on the Notice Regarding the Availability of Proxy Materials. If you hold your shares as of the record date through an intermediary, such as a bank or broker, the intermediary should provide you with separate voting instructions on a form you will receive from them. Many such intermediaries make telephone or internet voting available, but the specific processes available will depend on those intermediaries’ individual arrangements.
Revocability of Proxies
If you hold your shares as a stockholder of record, you may revoke any proxy that is not irrevocable by attending and voting at the Annual Meeting or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Company. If you hold your shares through an intermediary, such as a bank or broker, you must follow the instructions provided by the intermediary to change or revoke your voting instructions.
Householding
A number of brokerage firms have instituted a procedure called “householding,” which has been approved by the SEC. Under this procedure, the firm delivers only one copy of the Notice Regarding the Availability of Proxy Materials or one copy of this Proxy Statement, together with our 2025 Annual Report, as the case may be, to multiple stockholders who share the same address and have the same last name, unless it has received contrary instructions from an affected stockholder. If your shares are held in “street name” and you would like to receive only one copy of these materials (instead of separate copies) in the future, please contact your bank, broker, or other holder of record to request information about householding. If you would like to receive an individual copy of the Notice Regarding the Availability of Proxy Materials or an individual copy of this Proxy Statement, together

58	VeriSign, Inc.

Information About the Meeting
with our 2025 Annual Report, as the case may be, now or in the future, we will promptly deliver these materials to you upon request to VeriSign, Inc., 12061 Bluemont Way, Reston, Virginia 20190, Attention: Secretary or by phone at (703) 948-3200.

Other Information
Stockholder Proposals and Nominations for the 2027 Annual Meeting of Stockholders
We strongly encourage any stockholder interested in submitting a stockholder proposal to contact our Secretary in advance of the applicable deadline described below to discuss the proposal. Our Corporate Governance and Nominating Committee reviews all stockholder proposals and makes recommendations to the Board for action on such proposals. For information on recommending individuals for consideration as director nominees, see “Corporate Governance—Board Structure and Operations” elsewhere in this Proxy Statement.
We engage in a continuous quality improvement approach to corporate governance practices. We monitor and evaluate trends and events in corporate governance and compare and evaluate new developments against our current practices; we understand that corporate governance does not exist in a static state with regard to numerous topic areas. We seek and receive input from stockholders and other commentators on our practices and policies, and our Board and our Corporate Governance and Nominating Committee consider this input when reviewing proposals requesting changes to our practices or policies.
Proposals for Inclusion in Proxy Statement
Under Rule 14a-8 of the Exchange Act, some stockholder proposals may be eligible for inclusion in our Proxy Statement for our 2027 Annual Meeting of Stockholders (other than nominees for director). These stockholder proposals must comply with Rule 14a-8 and must be submitted, along with proof of ownership of our stock in accordance with Rule 14a-8, to our Secretary at VeriSign, Inc., 12061 Bluemont Way, Reston, Virginia 20190. We must receive all submissions no later than 6:00 p.m. Eastern Time on December 11, 2026. Failure to deliver a proposal in accordance with this procedure may result in the proposal not being deemed timely received. Submitting a stockholder proposal does not guarantee that we will include it in our Proxy Statement for our 2027 Annual Meeting of Stockholders.
Director Nominations for Inclusion in Proxy Statement (Proxy Access)
Our Bylaws permit a stockholder (or a group of up to 20 stockholders) that has continuously owned at least 3% of the outstanding shares of our common stock entitled to vote in the election of directors for at least three years, to nominate and include in our Proxy Statement for an annual meeting of stockholders up to the greater of two individuals or 20% of the number of the directors then in office so long as the nominating stockholder(s) and the nominee(s) satisfy the eligibility, procedural, and disclosure requirements in our Bylaws. For our Proxy Statement for our 2027 Annual Meeting of Stockholders, notice of a proxy access nomination must be delivered to our Secretary at VeriSign, Inc., 12061 Bluemont Way, Reston, Virginia 20190 no earlier than 6:00 p.m. Eastern Time on November 11, 2026, and no later than 6:00 p.m. Eastern Time on December 11, 2026.The notice must include the information required by our Bylaws, including information concerning the nominee and information about the stockholder’s ownership of and agreements related to our common stock. If our 2027 Annual Meeting of Stockholders is held more than 30 days before or after the anniversary of our 2026 Annual Meeting of Stockholders, a stockholder seeking to nominate a candidate for election to the Board pursuant to the proxy access provisions of our Bylaws must submit notice of any such nomination no earlier than 6:00 p.m. Eastern Time on the 150th day prior to our 2027 Annual Meeting of Stockholders and no later than 6:00 p.m. Eastern Time on the later of the 120th day prior to our 2027 Annual Meeting of Stockholders or the 10th day following the day on which the date of our 2027 Annual Meeting of Stockholders is first publicly announced by us.
Other Proposals and Nominations
Our Bylaws govern the submission of nominations for director or other business proposals that a stockholder wishes to have considered at a meeting of our stockholders, but which are not included in our Proxy Statement for that meeting, which includes the timing and information required under Rule 14a-19 of the Exchange Act. Under the advance notice provisions of our Bylaws, written notice of any such nominations for directors or other business proposals must be delivered to our Secretary at VeriSign, Inc., 12061 Bluemont Way, Reston, Virginia 20190, no earlier than 6:00 p.m. Eastern Time on January 21, 2027 and no later than 6:00 p.m. Eastern Time on February 20, 2027. The notice must include the information required by these advance notice provisions. If our 2027 Annual Meeting of Stockholders is held more than 30 days before or more than 60 days after the anniversary of our 2026 Annual Meeting of Stockholders, a stockholder seeking to nominate a candidate for election to the Board or propose any other business at our 2027 Annual Meeting of Stockholders, pursuant to these advance notice provisions, must submit notice of any such nomination or proposed business or no earlier than 6:00 p.m. Eastern Time on the 120th day prior to our 2027 Annual Meeting of Stockholders and no later than 6:00 p.m. Eastern Time on the later of the 90th day prior to our 2027

2026 Proxy Statement	59

Table of Contents                                        Other Information
Annual Meeting of Stockholders or the 10th day following the day on which the date of our 2027 Annual Meeting of Stockholders is first publicly announced by us. These advance notice provisions are separate from the requirements that a stockholder must meet in order to have a nominee or proposal included in the Proxy Statement.
Other Business
The Board does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of the Annual Meeting. As to any other business that may properly come before the Annual Meeting and any adjournments or postponements thereof, the proxies received will be voted in accordance with the best judgment of the proxy holders.
Whether or not you expect to attend the Annual Meeting, please submit a proxy electronically as described on the Notice Regarding the Availability of Proxy Materials and under “Information About the Meeting—Internet and Telephone Voting” in this Proxy Statement, or alternatively, if you have received paper copies of our proxy materials, please complete, date, sign, and promptly return the proxy card or voting instruction form in the enclosed postage paid envelope or cast your vote by phone so that your shares may be represented at the Annual Meeting.
Communicating with Verisign
Visit our main website at https://www.verisign.com for additional information regarding our products and services, capabilities, technologies, and customer support. Our Investor Relations website at https://investor.verisign.com contains key corporate governance documents, financial information, links to our SEC filings, and a copy of this Proxy Statement, together with our 2025 Annual Report. References to our 2025 Annual Report and website references throughout this Proxy Statement (including any hyperlinks) are provided for convenience only, and the contents in our 2025 Annual Report and on the websites are not incorporated by reference into this Proxy Statement.
A copy of this Proxy Statement, together with our 2025 Annual Report, will be sent without charge to any stockholder who requests it in writing. Please direct your requests to Verisign Investor Relations at ir@verisign.com or at the mailing address below (and specify your mailing address).
If you have any questions concerning the Annual Meeting or the proposals to be voted on at the Annual Meeting, you may submit your questions to the following address:
VeriSign, Inc.
Attention: Investor Relations
12061 Bluemont Way
Reston, Virginia 20190
or via email at ir@verisign.com
Phone: +1 (800) 922 4917
Int’l: +1 (703) 948 3447
If you have any questions concerning accounts of stockholders of record, including address changes, name changes, inquiries as to requirements to transfer shares, and similar issues, please contact our transfer agent Computershare by calling (877) 255-1918 (U.S.) or +1 (201) 680-6578 (outside the U.S.), or by accessing their website at https://www.computershare.com/investor.
If you have any questions concerning accounts of stockholders who hold their shares through an intermediary, such as a bank or broker, please contact the intermediary.

60	VeriSign, Inc.

Appendix A

Proposed Amended and Restated VeriSign, Inc.
2006 Equity Incentive Plan
(amended and restated ___________, 20~~1~~26)

1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company’s future performance through the grant of Awards. Capitalized terms not defined in the text are defined in Section 27.

2. SHARES SUBJECT TO THE PLAN.

2.1 Number of Shares Available. Subject to Sections 2.2 and 21.2, the total number of Shares reserved and available for grant and issuance pursuant to this Plan as of May 26, 2006, is 27,000,000 Shares. Subject to Sections 2.2 and 21.2 hereof, Shares subject to Awards, and Shares issued upon exercise of Awards, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares: (i) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR; (ii) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company at the original issue price; or (iii) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued. SARs to be settled in shares of the Company’s Common Stock shall be counted in full against the number of Shares available for award under this Plan, regardless of the number of Shares issued upon settlement of the SAR. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Options granted under this Plan.

2.2 Adjustments. In the event that the number or type of outstanding shares of the Company’s Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, or in the event of any extraordinary dividend, divestiture or other distribution (other than ordinary cash dividends) of assets to shareholders or any transaction similar to the foregoing, the Committee shall make such equitable substitutions or adjustments as it determines in its sole discretion to be necessary or appropriate, in respect of (a) the number and class of Shares reserved for issuance under this Plan, (b) the Exercise Prices of outstanding Options and SARs, (c) the number of Shares subject to outstanding Awards, and (d) the maximum number of Shares that may be granted pursuant to Section 3; provided, however, that (i) fractions of a Share will not be issued and (ii) any such substitution or adjustment shall be made in a manner that does not adversely affect the tax treatment in respect of the Award and/or the Plan for either the Company or the Participant under ~~Section 162(m),~~ Section 409A or Section 422 of the Code or otherwise violate any applicable law.

3. ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company; provided such consultants, independent contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No person will be eligible to receive more than one million five hundred thousand (1,500,000) Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent or Subsidiary of the Company (including new employees who are also officers and directors of the Company or any Parent or Subsidiary of the Company), who are eligible to receive up to a maximum of three million (3,000,000) Shares in the calendar year in which they commence their employment. A person may be granted more than one Award under this Plan. Notwithstanding anything herein to the contrary, the aggregate dollar value of equity-based (based on the grant date fair value of equity-based Awards) and cash compensation granted under this Plan or otherwise during any calendar year to any Outside Director shall not exceed $600,000; provided, however, that in the calendar year in which an Outside Director first joins the Board of Directors or is first designated as Chairman of the Board of Directors or Lead Director, the maximum aggregate dollar value of equity-based and cash compensation granted to the Participant may be up to two hundred percent (200%) of the foregoing limit.

4. ADMINISTRATION.

4.1 Committee Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. The Committee will have the authority to:

(a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;
(b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;
(c) select persons to receive Awards;
(d) determine the form and terms of Awards;

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(e) determine the number of Shares or other consideration subject to Awards;
(f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;
(g) grant waivers of Plan or Award conditions;
(h) determine the vesting, exercisability and payment of Awards;
(i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;
(j) determine whether an award has been earned; and
(k) make all other determinations necessary or advisable for the administration of this Plan.

4.2 Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or the Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one (1) or more officers or directors of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company. Notwithstanding any provision of the Plan to the contrary, administration of the Plan shall at all times be limited by the requirement that any administrative action or exercise of discretion shall be void (or suitably modified when possible) if necessary to avoid the application to any Participant of taxation under Section 409A of the Code.

5. OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Option Agreement or other evidence of grant which will expressly identify the Option as an ISO or an NQSO (“Stock Option Agreement”), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered or otherwise made available to the Participant within a reasonable time after the granting of the Option. The Stock Option Agreement, Plan and other documents may be delivered in any manner (including electronic distribution or posting) that meets applicable legal requirements.

5.3 Exercise Period. Options may be exercisable within the times or upon the conditions or events determined by the Committee as set forth in the Stock Option Agreement governing such Option (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Measures); provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that: (i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; (ii) the Exercise Price of any ISO granted to a Ten Percent Shareholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant; and (iii) the Exercise Price of an NQSO will not be less than 100% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 12.

5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a stock option exercise notice or agreement (the “Exercise Agreement”) in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant’s investment intent and access to information and other matters, if any, as may be required by or desirable to the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased. The Exercise Agreement may be delivered in any manner (including electronic distribution or posting) that meets applicable legal requirements.

5.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, the exercise of an Option will always be subject to the following:

(a) If the Participant is Terminated for any reason except the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the Termination Date no later than three (3) months after the Termination Date (or such shorter time period not less than thirty (30) days or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event no later than the expiration date of the Options.

A-2	VeriSign, Inc.

(b) If the Participant is Terminated because of Participant’s death (or the Participant dies within three (3) months after a Termination other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant’s legal representative or authorized assignee no later than twelve (12) months after the Termination Date (or such shorter time period not less than six (6) months or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s death, or (b) twelve (12) months after the Termination Date when the Termination is for the Participant’s death, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

(c) If the Participant is Terminated because of Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the Termination Date, with any exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s Disability, or (b) twelve (12) months after the Termination Date when the Termination is for the Participant’s Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

(d) If the Participant is terminated for Cause (as determined by the Committee or the Company, in its sole discretion), then Participant’s Options shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee.

5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8 Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of $100,000 that become exercisable in such calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.9 Modification, Extension or Renewal. Subject to Section 18, the Committee may modify, extend or renew outstanding Options, or authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 18 of this Plan, by written notice to affected Participants the Committee may reduce the Exercise Price of outstanding Options without the consent of such Participants; provided , however , that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 for Options granted on the date the action is taken to reduce the Exercise Price.

5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6. GRANTS TO OUTSIDE DIRECTORS.

6.1 Types of Awards. Outside Directors are eligible to receive any type of Award, except ISOs, offered under this Plan and subject to this Section 6.

6.2 Eligibility. Awards subject to this Section 6 shall be granted only to Outside Directors. An Outside Director who is elected or reelected as a member of the Board will be eligible to receive an Award under this Section 6.

6.3 Discretionary Grant. The Board may make discretionary grants to any Outside Director (a “Discretionary Grant”).

6.4 Vesting and Exercisability. Except as set forth in Section 21.4, Discretionary Grants shall vest and be exercisable as determined by the Board.

6.5 Exercise Price. The exercise price of an Option or a SAR granted to an Outside Director shall be the Fair Market Value of the Shares at the time that the Option or SAR is granted.

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7. RESTRICTED STOCK AWARDS.

7.1 Awards of Restricted Stock. A Restricted Stock Award is an offer by the Company to sell to a Participant Shares that are subject to restrictions (“Restricted Stock”). The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the Purchase Price, the restrictions under which the Shares will be subject and all other terms and conditions of the Restricted Stock Award, subject to the Plan.

7.2 Restricted Stock Purchase Agreement. All purchases under a Restricted Stock Award will be evidenced by a Restricted Stock Purchase Agreement, which will be in substantially a form (which need not be the same for each Participant) that the Committee has from time to time approved, and will comply with and be subject to the terms and conditions of the Plan. A Participant accepts a Restricted Stock Award by signing and delivering to the Company a Restricted Stock Purchase Agreement with full payment of the Purchase Price, within thirty (30) days from the date the Restricted Stock Purchase Agreement was delivered to the Participant. If the Participant does not accept the Restricted Stock Award within thirty (30) days, then the offer of the Restricted Stock Award will terminate, unless the Committee determines otherwise. The Restricted Stock Award, Plan and other documents may be delivered in any manner (including electronic distribution or posting) that meets applicable legal requirements.

7.3 Purchase Price. The Purchase Price for a Restricted Stock Award will be determined by the Committee and, may be less than Fair Market Value (but not less than the par value of the Shares when required by law) on the date the Restricted Stock Award is granted. Payment of the Purchase Price must be made in accordance with Section 12 of the Plan and the Restricted Stock Purchase Agreement, and in accordance with any procedures established by the Company, as communicated and made available to Participants.

7.4 Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law. These restrictions may be based on completion of a specified number of years of service with the Company or upon completion of the performance goals based on Performance Measures during any Performance Period as set out in advance in the Participant’s Restricted Stock Purchase Agreement. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Measures to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment for Shares to be purchased under any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

7.5 Termination During Performance Period. Except as may be set forth in the Participant’s Restricted Stock Purchase Agreement, vesting ceases on such Participant’s Termination Date.

8. STOCK BONUS AWARDS.

8.1 Awards of Stock Bonuses. A Stock Bonus Award is an award to an eligible person of Shares (which may consist of Restricted Stock or Restricted Stock Units) for services to be rendered or for past services already rendered to the Company or any Parent or Subsidiary. All Stock Bonus Awards shall be made pursuant to a Stock Bonus Agreement, which shall be in substantially a form (which need not be the same for each Participant) that the Committee has from time to time approved, and will comply with and be subject to the terms and conditions of the Plan. No payment will be required for Shares awarded pursuant to a Stock Bonus Award.

8.2 Terms of Stock Bonus Awards. The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on Performance Measures during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement. If the Stock Bonus Award is to be earned upon the satisfaction of performance goals, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Measures to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the issuance of any Shares or other payment to a Participant pursuant to a Stock Bonus Award, the Committee will determine the extent to which the Stock Bonus Award has been earned. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to a Stock Bonus Award to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of items, events or circumstances that are unusual in nature or infrequently occurring to avoid windfalls or hardships.

8.3 Form of Payment to Participant. The Stock Bonus Award will be paid to the Participant currently. Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment.

8.4 Termination of Participant. In the event of a Participant’s Termination during a Performance Period or vesting period, for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with

A-4	VeriSign, Inc.

respect to the Stock Bonus Award only to the extent earned as of the date of Termination in accordance with the Stock Bonus Agreement, unless the Committee determines otherwise.

9. STOCK APPRECIATION RIGHTS.

9.1 Awards of SARs. A Stock Appreciation Right (“SAR”) is an award to an eligible person that may be settled in cash, or Shares (which may consist of Restricted Stock), having a value equal to the value determined by multiplying the difference between the Fair Market Value on the date of exercise over the Exercise Price and the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in a SAR Agreement). The SAR may be granted for services to be rendered or for past services already rendered to the Company, or any Parent or Subsidiary. All SARs shall be made pursuant to a SAR Agreement, which shall be in substantially a form (which need not be the same for each Participant) that the Committee has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.

9.2 Terms of SARs. The Committee will determine the terms of each SAR including, without limitation: (a) the number of Shares deemed subject to the SAR; (b) the Exercise Price and the time or times during which the SAR may be settled; (c) the consideration to be distributed on settlement of the SAR; and (d) the treatment of each SAR in the event of the Participant’s Termination. The Exercise Price of the SAR will be determined by the Committee when the SAR is granted and, will not be less than 100% of the Fair Market Value of the Shares on the date of grant. A SAR may be awarded upon satisfaction of such performance goals based on Performance Measures during any Performance Period as are set out in advance in the Participant’s individual SAR Agreement. If the SAR is being earned upon the satisfaction of performance goals, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each SAR; and (y) select from among the Performance Measures to be used to measure the performance, if any. Prior to settlement of any SAR earned upon the satisfaction of performance goals pursuant to a SAR Agreement, the Committee shall determine the extent to which such SAR has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different performance goals and other criteria.

9.3 Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the SAR Agreement governing such SAR. The SAR Agreement shall set forth the expiration date; provided that no SAR will be exercisable after the expiration of seven years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Measures), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines.

9.4 Form and Timing of Settlement. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code.

10. RESTRICTED STOCK UNITS.

10.1 Awards of Restricted Stock Units. A Restricted Stock Unit (“RSU”) is an award to an eligible person covering a number of Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock) for services to be rendered or for past services already rendered to the Company or any Parent or Subsidiary. All RSUs shall be made pursuant to a RSU Agreement, which shall be in substantially a form (which need not be the same for each Participant) that the Committee has from time to time approved, and will comply with and be subject to the terms and conditions of the Plan.

10.2 Terms of RSUs. The Committee will determine the terms of a RSU including, without limitation: (a) the number of Shares deemed subject to the RSU; (b) the time or times during which the RSU may be exercised; (c) the consideration to be distributed on settlement, and the treatment of each RSU in the event of the Participant’s Termination. A RSU may be awarded upon satisfaction of such performance goals based on Performance Measures during any Performance Period as are set out in advance in the Participant’s individual RSU Agreement. If the RSU is being earned upon satisfaction of performance goals, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for the RSU; (y) set performance goals under the Performance Measures to be used to measure the performance, if any, and, if so, specify any exclusion(s) or inclusion(s) for charges related to any event(s) or occurrence(s) which the Committee determines should appropriately be excluded or included, as applicable, for purposes of measuring performance against the applicable Performance Measure, which may include (i) restructurings, reorganizations, discontinued operations, non-core businesses in continuing operations, acquisitions, dispositions, or any items that are unusual in nature or infrequently occurring as described in ASC Subtopic 225-20 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report on Form 10-K for the applicable year, (ii) the cumulative effects of tax or accounting changes, each in accordance with generally accepted accounting principles, (iii) foreign exchange gains or losses, (iv) stock-based compensation, (v) amortization of intangible assets, impairments of goodwill and other intangible assets, asset write downs, or non-cash interest expense or (vi) litigation or claim judgments or settlements; and (z) determine the number of Shares deemed subject to the RSU. Prior to settlement of any RSU earned upon the satisfaction of performance goals pursuant to a RSU Agreement, the Committee shall determine the extent to which

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such RSU has been earned. Performance Periods may overlap and ~~p~~Participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods, Performance Measures and performance goals and other criteria. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances, render previously established performance goals unsuitable, the Committee may in its discretion modify such performance goals or the related levels of achievement, in whole or in part, as the Committee deems appropriate and equitable ~~provided that, unless the Committee determines otherwise, no such action shall be taken if and to the extent it would result in the loss of an otherwise available exemption of the Award under Section 162(m) of the Code and the regulations thereunder~~. The performance goals designated by the Committee under the Performance Measures may be specified in absolute terms, in percentages or in terms of growth from period to period or growth rates over time and may be determined solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee.

10.3 Form and Timing of Settlement. The portion of a RSU being settled shall be paid currently. To the extent permissible under law, the Committee may also permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code.

11. PERFORMANCE SHARES.

11.1 Awards of Performance Shares. A Performance Share Award is an award to an eligible person denominated in Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock). Grants of Performance Shares shall be made pursuant to a Performance Share Agreement, which shall be in substantially a form (which need not be the same for each Participant) that the Committee has from time to time approved, and will comply with and be subject to the terms and conditions of the Plan.

11.2 Terms of Performance Shares. The Committee will determine, and each Performance Share Agreement shall set forth, the terms of each award of Performance Shares including, without limitation: (a) the number of Shares deemed subject to such Award; (b) the Performance Measures, if any, and Performance Period, if any, that shall determine the time and extent to which each award of Performance Shares shall be settled; (c) the consideration to be distributed on settlement, and the treatment of each award of Performance Shares in the event of the Participant’s Termination. If applicable, in establishing Performance Measures and the Performance Period the Committee will: (x) determine the nature, length and starting date of any Performance Period; (y) set performance goals under the Performance Measures to be used and specify any exclusion(s) or inclusion(s) for charges related to any event(s) or occurrence(s) which the Committee determines should appropriately be excluded or included, as applicable, for purposes of measuring performance against the applicable Performance Measure, which may include (i) restructurings, reorganizations, discontinued operations, non-core businesses in continuing operations, acquisitions, dispositions, or any items that are unusual in nature or infrequently occurring as described in ASC Subtopic 225-20 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report on Form 10-K for the applicable year, (ii) the cumulative effects of tax or accounting changes, each in accordance with generally accepted accounting principles, (iii) foreign exchange gains or losses, (iv) stock-based compensation, (v) amortization of intangible assets, impairments of goodwill and other intangible assets, asset write downs, or non-cash interest expense or (vi) litigation or claim judgments or settlements; and (z) determine the number of Shares deemed subject to the award of Performance Shares. Prior to settlement the Committee shall determine the extent to which Performance Shares have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Shares that are subject to different Performance Periods, Performance Measures and performance goals and other criteria. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances, render previously established performance goals unsuitable, the Committee may in its discretion modify such performance goals or the related levels of achievement, in whole or in part, as the Committee deems appropriate and equitable~~; provided that, unless the Committee determines otherwise, no such action shall be taken if and to the extent it would result in the loss of an otherwise available exemption of the Award under Section 162(m) of the Code and the regulations thereunder~~. The performance goals designated by the Committee under the Performance Measures may be specified in absolute terms, in percentages or in terms of growth from period to period or growth rates over time and may be determined solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee.

A-6	VeriSign, Inc.

11.3 Form and Timing of Settlement. The portion of an award of Performance Shares being settled shall be paid currently.

12. PAYMENT FOR SHARE PURCHASES.

12.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

(a) by cancellation of indebtedness of the Company to the Participant;

(b) by surrender of shares ~~that either: (1) have been owned by the Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by the Participant in the public market~~;

(c) by waiver of compensation due or accrued to the Participant for services rendered to the Company or a Parent or Subsidiary of the Company;

(d) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s Common Stock exists:

(i) through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(ii) through a “margin” commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company;

(e) by any combination of the foregoing; or

(f) by any other method approved by the Board.
13. WITHHOLDING TAXES.

13.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

13.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee. The Committee may in its sole discretion also allow the Company to satisfy the withholding tax obligation by withholding from the Shares to be issued that number of Shares having a Fair Market Value equal to the amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined, without any election by the Participant. Notwithstanding anything herein to the contrary, the amount withheld shall not exceed the maximum statutory tax rates in the Participant’s applicable jurisdiction. The maximum statutory tax rates are based on the applicable rates of the relevant tax authorities (for example, federal, state, and local), including the Participant’s share of payroll or similar taxes, as provided in tax law, regulations, or the authority’s administrative practices, not to exceed the highest statutory rate in that jurisdiction, even if that rate exceeds the highest rate that may be applicable to the Participant.

14. TRANSFERABILITY.

14.1 General Rule. Except as otherwise provided in this Section 14, no Award and no interest therein, shall be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, and no Award may be made subject to execution, attachment or similar process.

14.2 All Awards other than NQSOs. All Awards other than NQSOs shall be exercisable: (i) during the Participant’s lifetime only by (A) the Participant, or (B) the Participant’s guardian or legal representative; and (ii) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees.

2026 Proxy Statement	A-7

14.3 NQSOs. Unless otherwise restricted by the Committee, an NQSO shall be exercisable: (i) during the Participant’s lifetime only by (A) the Participant, (B) the Participant’s guardian or legal representative, (C) a Family Member of the Participant who has acquired the NQSO by “permitted transfer;” and (ii) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees. “Permitted transfer” means, as authorized by this Plan and the Committee with respect to an NQSO, any transfer effected by the Participant during the Participant’s lifetime of an interest in such NQSO but only such transfers which are made pursuant to a binding domestic relations order.
15. PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

15.1 Voting and Dividends. Unless otherwise provided in an Award Agreement, ~~N~~no Participant will have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided , that if such Shares are restricted stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the restricted stock; provided , further , that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Exercise Price pursuant to Section 15.2.

15.2 Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of or all Unvested Shares held by a Participant following such Participant’s Termination at any time within one hundred and eighty (180) days after the later of the Participant’s Termination Date and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Exercise Price, as the case may be.

16. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

17. ESCROW. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.

18. EXCHANGE AND BUYOUT OF AWARDS. Except as provided in Section 2.2 of this Plan, the Committee may not, without prior stockholder approval, reduce the Exercise Price of any outstanding Option or SAR or cancel outstanding Options or SARs in exchange for the re-grant of new Options or SARs having exercise prices lower than the cancelled Options or SARs. The Committee may, at any time or from time to time authorize the Company, in the case of an Option or SAR exchange with stockholder approval, and with the consent of the respective Participants (unless not required pursuant to Section 5.9 of the Plan), to pay cash or issue new Awards in exchange for the surrender and cancellation of any, or all, outstanding Awards excluding any Options or SARs with an Exercise Price exceeding the Fair Market Value of the underlying Shares at the time of the exchange.

19. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

20. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.

21. CORPORATE TRANSACTIONS.

A-8	VeriSign, Inc.

21.1 Assumption or Replacement of Awards by Successor. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 21.1, or if there is no successor corporation due to a dissolution or liquidation of the Company, such Awards will expire on such transaction at such time and on such conditions as the Committee will determine.

Notwithstanding anything in this Section 21.1 to the contrary, the Committee may, in its sole discretion, provide that the vesting of any or all Awards granted pursuant to this Plan will accelerate in the event of the occurrence of any transaction described in this Section 21.1. If the Committee exercises such discretion with respect to Awards, such Awards will become vested and exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Awards are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee.

21.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 21, in the event of the occurrence of any transaction described in Section 21.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

21.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Award rather than assuming an existing award, such new Award may be granted with a similarly adjusted Exercise Price, as applicable.

~~21.4 Outside Directors Options. Notwithstanding any provision to the contrary, in the event of a corporate transaction described in Section 21.1, the vesting of all Awards granted to Outside Directors pursuant to Section 6 of this Plan will accelerate and such Awards will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and must be exercised, if at all, within six (6) months of the consummation of said event. Any Award not exercised within such six-month period shall expire.~~
22. ADOPTION AND SHAREHOLDER APPROVAL. This Plan shall be submitted for the approval of the Company’s shareholders, consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board and upon receiving approval of the Company’s shareholders shall become effective (the “Effective Date”).

23. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will terminate on May 21, 20~~2~~36. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

24. AMENDMENT OR TERMINATION OF PLAN. Except as otherwise provided in this Plan, the Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided , however , that the Board will not, without the approval of the shareholders of the Company, amend this Plan in any manner that requires such shareholder approval; provided further, that a Participant’s Award shall be governed by the version of this Plan then in effect at the time such Award was granted, except as otherwise agreed to by the Participant and the Company.

25. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the shareholders of the Company for approval, nor any provision of this Plan will be construed as creating any

2026 Proxy Statement	A-9

limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

26. ~~INSIDER TRADING POLICY~~ COMPLIANCE WITH COMPANY POLICY

Each Participant who receives an Award shall comply with any policy, including the Insider Trading Policy and Incentive-Based Recovery Policy, adopted by the Company from time to time covering transactions in the Company’s securities by employees, officers and/or directors of the Company.

27. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

“Award” means any award under the Plan, including any Option, Restricted Stock, Stock Bonus, Stock Appreciation Right, Restricted Stock Unit, award of Performance Shares or other form of award as may be approved by the Board from time to time.

“Award Agreement” means, with respect to each Award, the written agreement between the Company and the Participant setting forth the terms and conditions of the Award. The acceptance of an Award and Award Agreement by a Participant may be evidenced by manual execution, electronic acceptance or deemed acceptance (to the extent set forth in the Award Agreement).

“Board” means the Board of Directors of the Company.

“Cause” means, unless otherwise provided in an Award Agreement, (a) the commission of an act of theft, embezzlement, fraud, dishonesty, (b) a breach of fiduciary duty to the Company or a Parent or Subsidiary of the Company, or (c) a failure to materially perform the customary duties of employee’s employment.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by law.

“Company” means VeriSign, Inc. or any successor corporation.

“Disability” means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a) if such Common Stock is then quoted on the NASDAQ Global Select Market, its closing price on the NASDAQ Global Select Market on the date of determination (or if there are no sales for such date, then the last preceding business day on which there were sales) ~~as reported in The Wall Street Journal~~;

(b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading ~~as reported in The Wall Street Journal~~;

(c) if such Common Stock is publicly traded but is not quoted on the NASDAQ Global Select Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination ~~as reported in The Wall Street Journal~~;

(d) in the case of an Option made on the Effective Date, the price per share at which shares of the Company’s Common Stock are initially offered for sale to the public by the Company’s underwriters in the initial public offering of the Company’s Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or
(e) if none of the foregoing is applicable, by the Committee in good faith.

“Family Member” includes any of the following:

(a) child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Participant, including any such person with such relationship to the Participant by adoption;

(b) any person (other than a tenant or employee) sharing the Participant’s household;

A-10	VeriSign, Inc.

(c) a trust in which the persons in (a) and (b) have more than fifty percent of the beneficial interest;

(d) a foundation in which the persons in (a) and (b) or the Participant control the management of assets; or

(e) any other entity in which the persons in (a) and (b) or the Participant own more than fifty percent of the voting interest.

“Insider” means an executive officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“Option” means an award of an option to purchase Shares pursuant to Section 5.

“Option Agreement” means, with respect to each Option, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Option.

“Outside Director” means a member of the Board who is not an employee of the Company or any Parent or Subsidiary.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Participant” means a person who receives an Award under this Plan.

“Performance Measures” means the factors selected by the Committee from among the following measures (whether or not in comparison to other peer companies) to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); earnings or loss per share; net income or loss (before or after taxes); return on equity; total stockholder return; return on assets or net assets; appreciation in and/or maintenance of the price of shares of the Company’s common stock or any other publicly-traded securities of the Company; market share; gross profits; earnings or losses (including earnings or losses before taxes, before taxes and amortization, before interest and taxes, or before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable; operating margin; gross margin; year-end cash; cash margin; debt reduction; stockholders equity; operating efficiencies; market share; customer satisfaction; customer growth; employee satisfaction; regulatory achievements (including submitting or filing applications or other documents with regulatory authorities or receiving approval of any such applications or other documents and passing pre-approval inspections (whether of the Company or the Company’s third-party manufacturer) and validation of manufacturing processes (whether the Company’s or the Company’s third-party manufacturer’s)); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; establishing relationships with entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); supply chain achievements (including establishing relationships with manufacturers or suppliers of component materials and manufacturers of the Company’s products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements; financial ratios, including those measuring liquidity, activity, profitability or leverage; cost of capital or assets under management; financing and other capital raising transactions (including sales of the Company’s equity or debt securities; factoring transactions; sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions); implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, contracts, products or projects, production volume levels, acquisitions and divestitures; factoring transactions; or recruiting and maintaining personnel.

“Performance Period” means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for the Award.

“Performance Share” means an Award granted pursuant to Section 11 of the Plan.

“Performance Share Agreement” means an agreement evidencing a Performance Share Award granted pursuant to Section 11 of the Plan.
“Plan” means this Amended and Restated VeriSign, Inc. 2006 Equity Incentive Plan.

“Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option.

“Restricted Stock Award” means an award of Shares pursuant to Section 7 of the Plan.

2026 Proxy Statement	A-11

“Restricted Stock Purchase Agreement” means an agreement evidencing a Restricted Stock Award granted pursuant to Section 7 of the Plan.

“Restricted Stock Unit” means an Award granted pursuant to Section 10 of the Plan.

“RSU Agreement” means an agreement evidencing a Restricted Stock Unit Award granted pursuant to Section 10 of the Plan.

“SAR Agreement” means an agreement evidencing a Stock Appreciation Right granted pursuant to Section 9 of the Plan.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means shares of the Company’s Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 21, and any successor security.

“Stock Appreciation Right” means an Award granted pursuant to Section 9 of the Plan.

“Stock Bonus” means an Award granted pursuant to Section 8 of the Plan.

“Stock Bonus Agreement” means an agreement evidencing a Stock Bonus Award granted pursuant to Section 8 of the Plan.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee; provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Parent or Subsidiary of the Company as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

“Unvested Shares” means “Unvested Shares” as defined in the Award Agreement.

A-12	VeriSign, Inc.

VERISIGN

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Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals – The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2, 3, and 4, but AGAINST Proposal 5.

1. Election of Seven Directors, Each to Serve Until the Next Annual Meeting or Until a Successor Has Been Elected and Qualified or Until the Director's Earlier Resignation or Removal:

Nominee	For	Against	Abstain
01 - D. James Bidzos	☐	☐	☐
02 - Courtney D. Armstrong	☐	☐	☐
03 - Yehuda Ari Buchalter	☐	☐	☐
04 - Kathleen A. Cote	☐	☐	☐
05 - Matthew J. Desch	☐	☐	☐
06 - Jamie S. Gorelick	☐	☐	☐
07 - Debra W. McCann	☐	☐	☐

Proposal	For	Against	Abstain
2. Advisory Vote to Approve Executive Compensation	☐	☐	☐
3. Approval of the Amendment and Restatement of the VeriSign, Inc. 2006 Equity Incentive Plan	☐	☐	☐
4. Ratification of Selection of KPMG LLP as Independent Registered Public Accounting Firm for 2026	☐	☐	☐
5. Stockholder Proposal Regarding an Independent Chair Policy, if Properly Presented at the Meeting	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

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0480XD

2026 Annual Meeting of Stockholders of VeriSign, Inc. will be Held
Thursday, May 21, 2026 at 10:00 a.m. Eastern Time
VeriSign, Inc.
12061 Bluemont Way, Reston, Virginia 20190

Upon arrival, please present this admission ticket and photo identification at the registration desk.

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Proxy — VeriSign, Inc.

2026 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — (Thursday, May 21, 2026)

The undersigned stockholder hereby appoints D. James Bidzos, John D. Calys, and Thomas C. Indelicarto, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, when properly executed, as designated on the reverse side of this proxy, all of the shares of Common Stock of VERISIGN, INC. that the undersigned stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 12061 Bluemont Way, Reston, Virginia 20190 at 10:00 a.m. Eastern Time on May 21, 2026 and at any adjournment or postponement thereof.

This proxy, when properly executed and returned, will be voted as directed on the reverse side of this proxy by the undersigned stockholder. If this proxy is properly executed and returned but no direction is made, this proxy will be voted FOR all nominees in proposal 1 and FOR proposals 2, 3, and 4, but AGAINST proposal 5. Whether or not direction is made, this proxy, when properly executed, will be voted in the discretion of the proxies upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof (including, if applicable, on any matter which the board of directors did not know would be presented at the annual meeting of stockholders by a reasonable time before the proxy solicitation was made or for the election of a substitute nominee to the board of directors if any director nominee named in proposal 1 becomes unable to serve or for good cause will not serve).

This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

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